                                                                     Exhibit 4.1

                                SERVICE AGREEMENT


                             DATED 21st MARCH 2003


                             (1) BRITISH BIOTECH PLC

                                (2) DR P FELLNER




                                 ALLEN & OVERY

                                     London

                                    CONTENTS

CLAUSE                                                            PAGE
------                                                            ----

1.       Definitions................................................1
2.       Appointment................................................1
3.       Duties.....................................................2
4.       Other Activities...........................................2
5.       Place of Performance.......................................3
6.       Remuneration...............................................3
7.       Expenses...................................................4
8.       Hours of Work/Holiday......................................4
9.       Sickness/Injury............................................4
10.      Grievances/Disciplinary Decisions..........................5
11.      Confidentiality............................................5
12.      Protection of Interests of the Company.....................5
13.      Inventions.................................................6
14.      Publicity..................................................7
15.      Liquidation/Amalgamation...................................7
16.      Default....................................................7
17.      Termination................................................7
18.      Additional Particulars.....................................8
19.      Term and Termination.......................................8
20.      Continuing Terms...........................................8
21.      Notices....................................................9

THIS AGREEMENT is made the 21 day of March 2003


BETWEEN:

(1) BRITISH BIOTECH PLC (registered number 2304992) whose registered office is situated at Watlington Road, Oxford OX4 5LY (THE COMPANY); and

(2)      PETER FELLNER of XXXXXXXXXX (THE DIRECTOR).

         NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

         In this Agreement the following expressions shall have the following meanings:

         ASSOCIATED COMPANY means any company which for the time being is a holding company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of the Company or any subsidiary of any such holding company;

         THE BOARD means the Board of Directors of the Company;

         OPTION means the option granted to the Director by the Company by deed (the "Option Deed") to be dated on or around 22nd April 2003;

         SUBSIDIARY means any company which for the time being is a subsidiary company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of any other company;

         TERMINATION DATE means the date on which the employment of the Director under this Agreement shall terminate for whatever reason irrespective of whether the Company shall have been in breach of this Agreement.

2.       APPOINTMENT

2.1 The Director shall be appointed Chairman with executive responsibilities of the Company (which shall be deemed to be his job title for the purposes of this Agreement and of the Employment Rights Act 1996) unless amended by a letter in writing from the Company.

2.2 The appointment may be terminated by either party giving to the other not less than 12 calendar months prior notice in writing subject to the provisions of Clause 6.2.

2.3 The Director has been appointed a Director of the Company and will remain so during the period of his employment by the Company.

2.4 This Agreement shall not take effect until Completion as defined in the Undertaking relating to the offer by British Biotech PLC for RiboTargets Holdings PLC dated 21st March 2003 and the Appointment will take effect subject to the Director stepping down from his executive responsibilities at Celltech Group PLC.


3.       DUTIES

         During the continuance of his engagement hereunder the Director shall:

         (a) develop shareholder value for all shareholders;

         (b) oversee preparation of the Company's strategic plan;

         (c) ensure an adequate Board and management succession plan is in place;

         (d) chair Board meetings, manage the business of the Board and of the Non-Executive Directors;

         (e) direct the business development activities of the Company, Subsidiaries and Associated Companies in association with the Company's Chief Executive;

         (f) perform such duties and exercise such powers, authorities and discretions as the Board shall from time to time delegate to him on such terms and conditions and subject to such restrictions as the Board may from time to time reasonably impose;

         (g) use his best endeavours to promote the interests of the Company and those of its Subsidiary and Associated Companies for the time being and shall, in accordance with Clause 8.1 of this Agreement, unless prevented by illness or other incapacity devote the whole of his time, attention and abilities to the business and affairs of the Company and its Subsidiary and Associated Companies, if any, for the time being;

         (h) in the discharge of such duties and in the exercise of such powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board;

         (i) act as an officer of any Subsidiary or Associated Company or hold any other appointment or office as nominee or representative of the Company or any Subsidiary or Associated Company as directed by the Board.

4.       OTHER ACTIVITIES

         Save as already disclosed to the Board before the date of this Agreement (including, for the avoidance of doubt, the Director's proposed role as non-executive Chairman at Celltech Group PLC) the Director shall not during the continuance of this Agreement without the consent of the Board (such consent not to be unreasonably withheld or delayed) directly or indirectly engage in any other business or be concerned or interested (within the meaning contained in Part VI of the Companies Act 1985) in the share capital of any other business save that he may be interested (defined as aforesaid) as a holder or beneficial owner of not more than five per cent. (5%) of any class of stock shares or debentures which are listed on any publicly quoted market..

5.       PLACE OF PERFORMANCE

         The Director's duties hereunder shall be performed at the Company's head office or at such other place as the Board shall from time to time reasonably direct and further the Board shall be at liberty to appoint the Director to serve any of its Subsidiary or Associated Companies if any for the time being (without further remuneration unless otherwise agreed).

6.       REMUNERATION

6.1 As remuneration for his services hereunder the Director shall be entitled to a basic salary payable at the rate of two hundred thousand pounds sterling (Pound Sterling200,000) per annum (exclusive of any share option grant which may from time to time be made by the Board) payable in equal monthly instalments (and proportionately for any lesser period each monthly instalment being deemed to accrue rateably from day to day) on the last day of every calendar month in arrears. Such remuneration shall be inclusive of any fees payable to him as a Director or other officer of the Company or of its Subsidiary or Associated Companies if any for the time being. The salary payable hereunder shall be variable upwards by decision of the Board and subject to review during the month of April 2004 and at least once in each financial year thereafter.

  6.2 As further remuneration for his services hereunder the Director will also be entitled to the cash bonuses set out below on satisfaction of the share price targets referred to below, provided that such entitlement shall only arise (i) if an when the Director exercises Options under the Option Deed; and (ii) then only to the extent of half of the amount paid by the Director in respect of the aggregate option price payable by the Director on the exercise of such Options (subject always to the limits set out below. Any amount paid under this Clause
         6.2 will be paid subject to deduction of such tax and National Insurance contributions as is required by law to be made.

              Amount of bonus              Share price value target
              Pound Sterling                          p

               Pound Sterling594,000                 100
               Pound Sterling169,500                 120
               Pound Sterling169,500                 140
               Pound Sterling169,500                 160
               Pound Sterling594,000                 200
               Pound Sterling594,000                 300

         For this purpose, the share price will only have reached the requisite value if the market value of a share (being its middle market quotation as derived from the Daily Official List of the London Stock Exchange plc) has been at or above the required value over 30 consecutive dealing days on which the London Stock Exchange is open for business.

         On the vesting of any part of the Option in accordance with the Option Deed, the Director agrees that he will remain in office as Chairman of the Company under this Agreement for a further period of at least 12 months.

7.       EXPENSES

         The Company shall pay to the Director all reasonable travelling entertainment and other expenses incurred by him in the performance of his duties under this Agreement. The Director shall, on being so required, provide the Company with vouchers or other evidence of actual payment of such expenses.

8.       HOURS OF WORK/HOLIDAY

8.1 The Director shall perform such hours of work as may from time to time be reasonably required of him and shall not be entitled to receive any additional remuneration for work outside his normal hours. The Director will normally be expected to work for 2-3 days per week.

8.2 The Director shall be entitled during every calendar year to a minimum of twelve (12) working days holiday in addition to bank or public holidays in the UK, or to such longer holidays as shall from time to time be agreed by the Board, during which his remuneration hereunder shall continue to be payable. Holidays shall be taken at such times as the Director and the Board shall consider most convenient having regard to the requirements of the Company's business. Holiday entitlement during the calendar year in which the Director's employment commences and ceases will be based on his length of service in the calendar year in question and will be proportionate to the whole year's entitlement. Save as may be permitted in the Company's general personnel policy, holidays may not be carried forward from one calendar year to the next and no payment will be made by the Company (whether during the continuance or on termination of this Agreement) in lieu of holidays not taken.

9.       SICKNESS/INJURY

9.1 In the event that the Director shall at any time be prevented by illness or other incapacity from properly performing his duties hereunder (and shall if required furnish the Board with evidence satisfactory to them of such incapacity) he shall be entitled to receive his full salary for the first six (6) months and one half of his full salary for the next consecutive period of six (6) months during which such incapacity shall continue;

9.2      Any salary received by the Director pursuant to the foregoing Clause
         9.1 shall be inclusive of any payment which the Company is required to make in respect of Statutory Sick Pay. The Director shall keep the Company informed of the amount of any National Health Insurance sickness or injury benefits to which he is entitled (whether or not these are received) and which are not covered by Statutory Sick Pay and a deduction of the amount of such benefit will be made by the Company from any salary payable under the Clause 9.1;

9.3 Notwithstanding the provisions of Clause 2.2 of this Agreement, if the Director shall continue so incapacitated for a longer period than twelve (12) consecutive months or if he shall be so incapacitated at different times for more than twelve (12) months in any one period of eighteen (18) consecutive months then and in either of such cases the Company shall be entitled forthwith to terminate the engagement of the Director by notice in writing and thereupon the Director shall have no claim against the Company in respect of such termination. The length of the said notice to be given to the Director hereunder shall be the minimum period permitted by statute and dependent upon his length of service.

10.      GRIEVANCES/DISCIPLINARY DECISIONS

         There are no specific disciplinary or grievance procedures applying to the Director's position.

11.      CONFIDENTIALITY

11.1 In respect of Confidential Information of the Company or any Subsidiary or Associated Company, the Director will not, unless authorised to do so by the Board or by a Court of competent jurisdiction, during the continuance of his employment or for a period of five (5) years thereafter:

         (a) use Confidential Information for his own benefit or the benefit of any other person; or

         (b) disclose Confidential Information to any person; or

         (c) through any failure to exercise all reasonable care and diligence cause any disclosure of Confidential Information to any person.

11.2 Confidential Information shall include any information relating to research and development projects, inventions, processes, practical experience and methodology, technical and scientific data, specifications and formulae (whether or not patented or patentable) developed or acquired and owned or used by the Company any Subsidiary or Associated Company for the subject of research, production programmes, lists or details of transactions of, or related to, the Company any Subsidiary or Associated Company with customers, commercial relationships (including collaboration agreements) of, or related to, the Company any Subsidiary or Associated Company, finances, business developments and future business strategy of, or related to, the Company any Subsidiary or Associated Company which the Company has designated as confidential from time to time. Confidential Information shall not include information which is in the public domain otherwise than by virtue of breach of obligations to the Company or any Subsidiary or Associated Company.

11.3 The Company may from time to time notify the Director of any additional categories of information with regard to the businesses or activities of the Company, Subsidiary or Associated Company which it regards as confidential and which will be the subject to the restrictions in this Clause.

12.      PROTECTION OF INTERESTS OF THE COMPANY

12.1 Until the expiration of 12 months from the termination of the Agreement the Director will not directly or indirectly solicit or entice away or endeavour to entice away from the Company, any Subsidiary or Associated Company any person employed by the Company or that Subsidiary or Associated Company in any executive, sales, marketing, research, or technical support capacity as at the date of the termination of this Agreement in order to procure that such a person be engaged or employed by any other company.

12.2 After the termination of this Agreement or, if later, the date of his ceasing to be a Director of the Company, the Director will not represent himself or permit himself to be held out as being in any way connected with or interested in the business of the Company; and after the termination of this Agreement he will not represent himself or permit himself to be held out as being in any way connected with the business of any Subsidiary or Associated Company, except if and for so long as he remains a director or an employee of that Subsidiary or Associated Company.

13.      INVENTIONS

13.1 If at any time during the continuance of his employment the Director whether alone or with any other person, makes, discovers or develops any invention, product, process or idea which relates to or affects, or is capable of being used or adapted for use in or in connection with, the business or any product, process or intellectual property right of the Company or any Subsidiary or Associated Company, the invention, product, process, or idea will be the absolute property of the Company (except to the extent, if any, provided otherwise by Section 39 of the Patents Act 1977).

13.2 The Director will promptly and fully disclose to the Company any and all inventions, products, processes, and ideas relating in any way to the actual or projected products, business or affairs of the Company or any Subsidiary or Associated Company and made or discovered wholly or partly by the Director during the period of the Director's employment by the Company.

13.3 All other intellectual property including original work, industrial and artistic designs, copyrights, trade marks and Confidential Information, relating to the business of the Company, any Subsidiary or Associated Company composed, written, made, designed, or discovered by the Director in the course of his employment with the Company shall belong, exclusively to the Company.

13.4 The Director will, at the request and expense of the Company, do all things and sign all documents deemed by the Company necessary or appropriate:

         (a) to confirm or vest in the Company or any nominee of the Company all rights, interest and title in and to the Company's inventions and the intellectual property referred to in Clause 13.3;

         (b) to procure for the Company or its nominees, patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 13.3 in the United Kingdom of Great Britain and Northern Ireland and in such territories as the Company may in its absolute discretion from time to time direct; and

         (c) to assign to the Company or its nominees the right to make application for patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 13.3 under the laws of territories outside the United Kingdom of Great Britain and Northern Ireland and/or under any treaty or international convention and to claim for such applications whatever priority rights may be lawful.

13.5 Except insofar as the provisions of the Patents Act 1977 apply, the Director's employment by the Company and the remuneration received as one of its employees shall constitute his sole right of compensation for the performance of his obligations herein contained.

13.6 If the Director ceases to be employed by the Company and enters the employment of any Associated Company or of any company which purchases the whole or part of any of the businesses of the Company or any such Associated Company, the Company may assign its rights under this Clause to such Associated Company or purchaser in which event Clauses 13.1 to
         13.7 of this Agreement shall (save for the enforcement by the previous employer of its rights hereunder) thenceforth be construed as if the expression the Company means such new employer.

13.7 There are no inventions or discoveries now owned wholly or partly by the Director which were made at a time when the Director was not employed by the Company, other than as disclosed in writing to the Company.

14.      PUBLICITY

         The Director shall not at any time make any untrue statement in relation to the Company or any Subsidiary or Associated Companies and in particular shall not after the termination of this Agreement wrongfully represent himself as being employed by or connected with the Company or any Subsidiary or Associated Companies.

15.      LIQUIDATION/AMALGAMATION

         If before the expiration of this Agreement the employment of the Director hereunder shall be terminated by reason of the liquidation of the Company for the purpose of amalgamation or reconstruction or as part of any arrangement for the amalgamation of the undertaking of the Company not involving liquidation the Director shall be offered employment with the amalgamated or reconstructed company for a period of not less than the unexpired term of this Agreement and on terms not less favourable than the terms of this Agreement.

16.      DEFAULT

         If the Director shall be guilty of any serious misconduct or any serious or (after due warning) persistent breach or non-observance of any of the conditions of this Agreement or shall neglect fail or refuse to carry out the duties properly assigned to him hereunder or shall become bankrupt or compound with his creditors, the Company shall be entitled summarily to terminate his employment hereunder without notice and the Director shall have no claim against the Company in respect of such termination notwithstanding anything contained elsewhere in this Agreement provided always that if any such act of misconduct or such breach or non-observance is capable of being remedied, the Director shall first be offered a reasonable opportunity to remedy the same prior to termination as aforesaid and, if and when so remedied, the employment of the Director hereunder shall continue without interruption.

17.      TERMINATION

17.1 This Agreement may be terminated by mutual agreement between the parties at any time or by either party giving 12 months notice in writing to the other.

17.2 On the termination of his employment for whatever reason the Director will promptly:

         (a) resign (if he has not already done so) from all offices held by him in the Company and any Subsidiaries or Associated Companies; and

         (b) deliver up to the Company all technical information, lists of customers, correspondence, documents and other property (including any car) relating to the business of the Company, any Subsidiary or Associated Company which may be in his possession or under his control; and

         (c) The Director irrevocably authorises the Company in his name and on his behalf to execute all documents and to all things necessary to effect the resignations referred to in Clause 17.2 in the event of his failure to do so.

17.3 Any termination of the employment of the Director will be without prejudice to his continuing obligations under this Agreement.

17.4 The Company has the right to suspend any of the Director's duties and powers during any period after notice of termination of the Agreement has been given by the Company or the Director. In particular, the Company may exercise this right where the Director resigns from the Company's employment in circumstances where it is reasonable for the Company to believe that he is or is about to become concerned in, or about to commence, a business which is, or is likely to be, competitive with any part of the business of the Company or any Associated or Subsidiary Company with which the Director was substantially engaged or concerned in the 12 months before the suspension started. Throughout any such period of suspension the Director's salary and benefits to which he is entitled under this Agreement shall continue to be paid or provided by the Company. The Director will remain entitled to be considered for a bonus in accordance with the provisions of Clause 6.2 of the Agreement during any period of garden leave. At any time during such period the Director will, at the request of the Board, immediately resign, without claim for compensation, his office as a director of the Company and any directorship or other office held by him in the Company or any Associated or Subsidiary Company. The period for which the restriction in Clause 12.1 applies shall be reduced by any other period over which the Company exercises its powers to suspend any of the Director's duties and powers under Clause 17.4.

18.      ADDITIONAL PARTICULARS

         The following additional particulars are given for the purposes of the Employment Rights Act 1996:

         (a) the employment of the Director by the Company will begin on Completion;

         (b) except as otherwise provided by this Agreement, there are no terms or conditions of employment relating to hours of work or to normal working hours or to entitlement to holidays (including public holidays) or holiday pay or to incapacity for work due to sickness or injury or to pensions or pension schemes.

19.      TERM AND TERMINATION

         This Agreement shall remain in full force and effect until such time as the Director's employment by the Company as defined in Clause 2.1 shall terminate for any reason, whereupon this Agreement will terminate.

20.      CONTINUING TERMS

         The expiration or determination of this Agreement howsoever arising shall not operate to affect such of the provisions hereof as in accordance with their terms are expressed to operate or have effect thereafter and shall be without prejudice to any right or action already accrued to either party in respect of any breach of this Agreement by the other party.

21.      NOTICES

         Any notice to be given hereunder shall be in writing and be sufficiently served, in the case of the Director, by being delivered either personally to him or sent by registered post addressed to him at his usual or last known place of abode or, in the case of the Company, by being delivered at or sent by registered post or recorded delivery addressed to the Company's Chief Executive, or General Counsel at the Company's Registered Office and any such notice if so posted shall be deemed served three days following that on which it was posted and in proving such service it shall be sufficient to prove that the notice was properly addressed and dispatched.

IN WITNESS whereof the parties hereto have executed this Agreement as a Deed the day and year first above written.



BRITISH BIOTECH PLC                               )
executed this Agreement as a                      )
Deed in the presence of:                          )

/s/ Dan Last                              Director    /s/ Timothy Edwards
1 New Change,                                        -------------------------
London                                    Director    /s/ A J Weir
                                                     -------------------------



Executed as a Deed by                             )   /s/ P J Fellner
PETER FELLNER                                     )
in the presence of:                               )  /s/ A C January
                                                     XXXXXXXXXX

                                SERVICE AGREEMENT


                               DATED 21st MARCH, 2003


                             (1) BRITISH BIOTECH PLC

                                  (2) MR STURGE




                                 ALLEN & OVERY

                                     London

                                    CONTENTS

CLAUSE                                                               PAGE
------                                                               ----
1.       Definitions...................................................2
2.       Appointment...................................................2
3.       Duties........................................................2
4.       Other Activities..............................................3
5.       Place of Performance..........................................3
6.       Remuneration..................................................3
7.       Expenses......................................................4
8.       Car...........................................................4
9.       Hours of Work/Holiday.........................................4
10.      Sickness/Injury...............................................4
11.      Pension/life insurance........................................5
12.      Grievances/Disciplinary Decisions.............................5
13.      Confidentiality...............................................5
14.      Protection of Interests of the Company........................6
15.      Inventions....................................................6
16.      Publicity.....................................................7
17.      Liquidation/Amalgamation......................................7
18.      Default.......................................................7
19.      Termination...................................................8
20.      Additional Particulars........................................8
21.      Term and Termination..........................................9
22.      Continuing Terms..............................................9
23.      Notices.......................................................9

THIS AGREEMENT is made the day of March 2003

BETWEEN:

(1) BRITISH BIOTECH PLC (registered number 2304992) whose registered office is situated at Watlington Road, Oxford OX4 5LY (THE COMPANY); and

(2) SIMON STURGE c/o RiboTargets Holdings PLC, Granta Park, Abington, Cambridge CB1 6GB (THE DIRECTOR).


         NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

         In this Agreement the following expressions shall have the following meanings:

         SUBSIDIARY means any company which for the time being is a subsidiary company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of any other company;

         ASSOCIATED COMPANY means any company which for the time being is a holding company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of the Company or any subsidiary of any such holding company;

         THE BOARD means the Board of Directors of the Company;

         TERMINATION DATE means the date on which the employment of the Director under this Agreement shall terminate for whatever reason irrespective of whether the Company shall have been in breach of this Agreement.

2.       APPOINTMENT

2.1 The Director shall be appointed Chief Executive Officer of the Company (which shall be deemed to be his job title for the purposes of this Agreement and of the Employment Rights Act 1996) unless amended by a letter in writing from the Company.

2.2 The appointment may be terminated by either party giving to the other not less than 12 calendar months prior notice in writing.

2.3 The Director has been appointed a Director of the Company and will remain so during the period of his employment by the Company.

2.4 This Agreement shall not take effect until Completion as defined in the Undertaking relating to the offer by British Biotech PLC for RiboTargets Holdings PLC dated 21st March 2003.

3.       DUTIES

         During the continuance of his engagement hereunder the Director shall:

         (a) be responsible for running the Company and setting (by agreement with the Chairman) and implementing corporate strategy;

         (b) perform such duties and exercise such powers, authorities and discretions consistent with his role of Chief Executive Officer as the Company's Chairman or the Board shall from time to time delegate to him on such terms and conditions and subject to such restrictions as the Chairman or the Board may from time to time reasonably impose;

         (c) use his best endeavours to promote the interests of the Company and those of its Subsidiary and Associated Companies for the time being and shall during normal business hours unless prevented by illness or other incapacity devote the whole of his time, attention and abilities to the business and affairs of the Company and its Subsidiary and Associated Companies, if any, for the time being;

         (d) in the discharge of such duties and in the exercise of such powers observe and comply with all relevant resolutions, regulations and directions from time to time made or given by the Board.

         (e) act as an officer of any Subsidiary or Associated Company or hold any other appointment or office as nominee or representative of the Company or any Subsidiary or Associated Company as directed by the Board.

4.       OTHER ACTIVITIES

         The Director shall not during the continuance of this Agreement without the consent of the Board (such consent not to be unreasonably withheld or delayed) directly or indirectly engage in any other business or be concerned or interested (within the meaning contained in Part VI of the Companies Act 1985) in the share capital of any other business save that he may be interested (defined as aforesaid) as a holder or beneficial owner of not more than five per cent. (5%) of any class of stock shares or debentures which are listed on any publicly quoted market.

5.       PLACE OF PERFORMANCE

         The Director's duties hereunder shall be performed at the Company's head office or at such other place as the Chairman or Board shall from time to time reasonably direct and further the Chairman or Board shall be at liberty to appoint the Director to serve any of its Subsidiary or Associated Companies if any for the time being (without further remuneration unless otherwise agreed).

6.       REMUNERATION

         As remuneration for his services hereunder the Director shall be entitled to a basic salary payable at the rate of three hundred thousand pounds sterling (Pound Sterling300,000) per annum (exclusive of any bonus award, pension contribution or share option grant which may from time to time be made by the Board) payable in equal monthly instalments (and proportionately for any lesser period each monthly instalment being deemed to accrue rateably from day to day) on the last day of every calendar month in arrears. Such remuneration shall be inclusive of any fees payable to him as a Director or other officer of the Company or of its Subsidiary or Associated Companies if any for the time being. The salary payable hereunder shall be variable upwards by decision of the Board and subject to review during the month of April 2004 and at least once in each financial year thereafter. The Company may in its absolute discretion award to the Director a non-pensionable annual cash bonus of up to a maximum of 50 per cent. of base salary dependant upon the achievement of performance targets which will be notified to you by the Board of Directors of British Biotech PLC.

7.       EXPENSES

         The Company shall pay to the Director all reasonable travelling entertainment and other expenses incurred by him in the performance of his duties under this Agreement. The Director shall, on being so required, provide the Company with vouchers or other evidence of actual payment of such expenses.

8.       CAR

         The Director will receive a non pensionable cash car allowance of Pound Sterling12,500 per annum.

9.       HOURS OF WORK/HOLIDAY

9.1 The Director shall perform such hours of work as may from time to time be reasonably required of him and shall not be entitled to receive any additional remuneration for work outside his normal hours which said normal hours shall for statutory purposes be deemed to be from 9.00 am to 5.30 pm Monday to Thursday inclusive and 9.00 am to 4.15 pm on Friday.

9.2 The Director shall be entitled during every calendar year to a minimum of thirty (30) working days holiday in addition to bank or public holidays in the UK, or to such longer holidays as shall from time to time be agreed by the Board, during which his remuneration hereunder shall continue to be payable. Holidays shall be taken at such times as the Director and the Company's Chairman shall consider most convenient having regard to the requirements of the Company's business. Holiday entitlement during the calendar year in which the Director's employment commences and ceases will be based on his length of service in the calendar year in question and will be proportionate to the whole year's entitlement. Save as may be permitted in the Company's general personnel policy, holidays may not be carried forward from one calendar year to the next and no payment will be made by the Company (whether during the continuance or on termination of this Agreement) in lieu of holidays not taken.

10.      SICKNESS/INJURY

10.1 In the event that the Director shall at any time be prevented by illness or other incapacity from properly performing his duties hereunder (and shall if required furnish the Board with evidence satisfactory to them of such incapacity) he shall be entitled to receive his full salary for the first six (6) months and one half of his full salary for the next consecutive period of six (6) months during which such incapacity shall continue;

10.2     Any salary received by the Director pursuant to the foregoing Clause
         10.1 shall be inclusive of any payment which the Company is required to make in respect of Statutory Sick Pay. The Director shall keep the Company informed of the amount of any National Health Insurance sickness or injury benefits to which he is entitled (whether or not these are received) and which are not covered by Statutory Sick Pay and a deduction of the amount of such benefit will be made by the Company from any salary payable under the Clause 10.1;

10.3 Notwithstanding the provisions of Clause 2.2 of this Agreement, if the Director shall continue so incapacitated for a longer period than twelve (12) consecutive months or if he shall be so incapacitated at different times for more than twelve (12) months in any one period of eighteen (18) consecutive months then and in either of such cases the Company shall be entitled forthwith to terminate the engagement of the Director by notice in writing and thereupon the Director shall have no claim against the Company in respect of such termination. The length of the said notice to be given to the Director hereunder shall be the minimum period permitted by statute and dependent upon his length of service.

11.      PENSION/LIFE INSURANCE

11.1 The Director is entitled to be a member of the British Biotech pension scheme for the time being in force or any additional or supplementary pension scheme established by the Company for his benefit or for the benefit of the Company's Directors or managers.

11.2 The Director shall be informed in writing whether a contracting out certificate is in force in respect of the employment of the Director.

11.3 The Director shall be entitled to receive a total monthly contribution payable by the Company into one or more appropriate pension schemes established by the Company, or into a personal pension scheme nominated by the Director, at a rate of 19% of a basic salary variable upwards by decision of the Board.

11.4 While this Agreement continues a lump sum benefit shall be payable on the Director's death to such beneficiaries identified by the Director in any expression of his wishes delivered to the Company before his death. The benefit is equal to four times the Director's basic annual salary at his death.

12.      GRIEVANCES/DISCIPLINARY DECISIONS

         Without prejudice to any rights he may have under this Agreement or operation of law should the Director have any question or grievance or be dissatisfied with any disciplinary decision concerning his employment hereunder, he should refer it to the Board whose decision shall be final and binding.

13.      CONFIDENTIALITY

13.1 In respect of Confidential Information of the Company or any Subsidiary or Associated Company, the Director will not, unless authorised to do so by the Board or by the Company's Chairman or by a Court of competent jurisdiction, during the continuance of his employment or for a period of five (5) years thereafter:

         (a) use Confidential Information for his own benefit or the benefit of any other person; or

         (b) disclose Confidential Information to any person; or

         (c) through any failure to exercise all reasonable care and diligence cause any disclosure of Confidential Information to any person.

13.2 Confidential Information shall include any information relating to research and development projects, inventions, processes, practical experience and methodology, technical and scientific data, specifications and formulae (whether or not patented or patentable) developed or acquired and owned or used by the Company any Subsidiary or Associated Company for the subject of research, production programmes, lists or details of transactions of, or related to, the Company any Subsidiary or Associated Company with customers, commercial relationships (including collaboration agreements) of, or related to, the Company any Subsidiary or Associated Company, finances, business developments and future business strategy of, or related to, the Company any Subsidiary or Associated Company which the Company has designated as confidential from time to time. Confidential Information shall not include information which is in the public domain otherwise than by virtue of breach of obligations to the Company or any Subsidiary or Associated Company.

13.3 The Company may from time to time notify the Director of any additional categories of information with regard to the businesses or activities of the Company, Subsidiary or Associated Company which it regards as confidential and which will be the subject to the restrictions in this Clause.

14.      PROTECTION OF INTERESTS OF THE COMPANY

14.1 Until the expiration of 12 months from the termination of the Agreement the Director will not directly or indirectly solicit or entice away or endeavour to entice away from the Company, any Subsidiary or Associated Company any person employed by the Company or that Subsidiary or Associated Company in any executive, sales, marketing, research, or technical support capacity as at the date of the termination of this Agreement in order to procure that such a person be engaged or employed by any other company.

14.2 After the termination of this Agreement or, if later, the date of his ceasing to be a Director of the Company, the Director will not represent himself or permit himself to be held out as being in any way connected with or interested in the business of the Company; and after the termination of this Agreement he will not represent himself or permit himself to be held out as being in any way connected with the business of any Subsidiary or Associated Company, except if and for so long as he remains a director or an employee of that Subsidiary or Associated Company.

15.      INVENTIONS

15.1 If at any time during the continuance of his employment the Director whether alone or with any other person, makes, discovers or develops any invention, product, process or idea which relates to or affects, or is capable of being used or adapted for use in or in connection with, the business or any product, process or intellectual property right of the Company or any Subsidiary or Associated Company, the invention, product, process, or idea will be the absolute property of the Company (except to the extent, if any, provided otherwise by Section 39 of the Patents Act 1977).

15.2 The Director will promptly and fully disclose to the Company any and all inventions, products, processes, and ideas relating in any way to the actual or projected products, business or affairs of the Company or any Subsidiary or Associated Company and made or discovered wholly or partly by the Director during the period of the Director's employment by the Company.

15.3 All other intellectual property including original work, industrial and artistic designs, copyrights, trade marks and Confidential Information, relating to the business of the Company, any Subsidiary or Associated Company composed, written, made, designed, or discovered by the Director in the course of his employment with the Company shall belong, exclusively to the Company.

15.4 The Director will, at the request and expense of the Company, do all things and sign all documents deemed by the Company necessary or appropriate:

         (a) to confirm or vest in the Company or any nominee of the Company all rights, interest and title in and to the Company's inventions and the intellectual property referred to in Clause 15.3;

         (b) to procure for the Company or its nominees, patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 15.3 in the United Kingdom of Great Britain and Northern Ireland and in such territories as the Company may in its absolute discretion from time to time direct; and

         (c) to assign to the Company or its nominees the right to make application for patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 15.3 under the laws of territories outside the United Kingdom of Great Britain and Northern Ireland and/or under any treaty or international convention and to claim for such applications whatever priority rights may be lawful.

15.5 Except insofar as the provisions of the Patents Act 1977 apply, the Director's employment by the Company and the remuneration received as one of its employees shall constitute his sole right of compensation for the performance of his obligations herein contained.

15.6 If the Director ceases to be employed by the Company and enters the employment of any Associated Company or of any company which purchases the whole or part of any of the businesses of the Company or any such Associated Company, the Company may assign its rights under this Clause to such Associated Company or purchaser in which event Clauses 15.1 to
         15.7 of this Agreement shall (save for the enforcement by the previous employer of its rights hereunder) thenceforth be construed as if the expression the Company means such new employer.

15.7 There are no inventions or discoveries now owned wholly or partly by the Director which were made at a time when the Director was not employed by the Company, other than as disclosed in writing to the Company.

16.      PUBLICITY

         The Director shall not at any time make any untrue statement in relation to the Company or any Subsidiary or Associated Companies and in particular shall not after the termination of this Agreement wrongfully represent himself as being employed by or connected with the Company or any Subsidiary or Associated Companies.

17.      LIQUIDATION/AMALGAMATION

         If before the expiration of this Agreement the employment of the Director hereunder shall be terminated by reason of the liquidation of the Company for the purpose of amalgamation or reconstruction or as part of any arrangement for the amalgamation of the undertaking of the Company not involving liquidation the Director shall be offered employment with the amalgamated or reconstructed company for a period of not less than the unexpired term of this Agreement and on terms not less favourable than the terms of this Agreement.

18.      DEFAULT

         If the Director shall be guilty of any serious misconduct or any serious or (after due warning) persistent breach or non-observance of any of the conditions of this Agreement or shall neglect fail or refuse to carry out the duties properly assigned to him hereunder or shall become bankrupt or compound with his creditors, the Company shall be entitled summarily to terminate his employment hereunder without notice and the Director shall have no claim against the Company in respect of such termination notwithstanding anything contained elsewhere in this Agreement provided always that if any such act of misconduct or such breach or non-observance is capable of being remedied, the Director shall first be offered a reasonable opportunity to remedy the same prior to termination as aforesaid and, if and when so remedied, the employment of the Director hereunder shall continue without interruption.

19.      TERMINATION

19.1 This Agreement may be terminated by mutual agreement between the parties at any time or by either party giving 12 months notice in writing to the other.

19.2 On the termination of his employment for whatever reason the Director will promptly:

         (a) resign (if he has not already done so) from all offices held by him in the Company and any Subsidiaries or Associated Companies; and

         (b) deliver up to the Company all technical information, lists of customers, correspondence, documents and other property (including any car) relating to the business of the Company, any Subsidiary or Associated Company which may be in his possession or under his control; and

         (c) The Director irrevocably authorises the Company in his name and on his behalf to execute all documents and to all things necessary to effect the resignations referred to in Clause 19.2 in the event of his failure to do so.

19.3 Any termination of the employment of the Director will be without prejudice to his continuing obligations under this Agreement.

19.4 The Company has the right to suspend any of the Director's duties and powers during any period after notice of termination of the Agreement has been given by the Company or the Director. In particular, the Company may exercise this right where the Director resigns from the Company's employment in circumstances where it is reasonable for the Company to believe that he is or is about to become concerned in, or about to commence, a business which is, or is likely to be, competitive with any part of the business of the Company or any Associated or Subsidiary Company with which the Director was substantially engaged or concerned in the 12 months before the suspension started. Throughout any such period of suspension the Director's salary, pro rata bonus at a rate equivalent to the average bonus paid to him over the past three years and benefits to which he is entitled under this Agreement shall continue to be paid or provided by the Company. At any time during such period the Director will, at the request of the Board, immediately resign, without claim for compensation, his office as a director of the Company and any directorship or other office held by him in the Company or any Associated or Subsidiary Company. The period for which the restriction in Clause 14.1 applies shall be reduced by any other period over which the Company exercises its powers to suspend any of the Director's duties and powers under Clause 19.4.


20.      ADDITIONAL PARTICULARS

         The following additional particulars are given for the purposes of the Employment Rights Act 1996:

         (a) the employment of the Director by the Company will begin on Completion but the Director's previous employment with RiboTargets Holdings PLC shall be treated as part of his continuous employment. Accordingly, the date of the Director's continuous employment is July 1997.

         (b) except as otherwise provided by this Agreement, there are no terms or conditions of employment relating to hours of work or to normal working hours or to entitlement to holidays (including public holidays) or holiday pay or to incapacity for work due to sickness or injury or to pensions or pension schemes.

21.      TERM AND TERMINATION

         This Agreement shall remain in full force and effect until such time as the Director's employment by the Company as defined in Clause 2.1 shall terminate for any reason, whereupon this Agreement will terminate.

22.      CONTINUING TERMS

         The expiration or determination of this Agreement howsoever arising shall not operate to affect such of the provisions hereof as in accordance with their terms are expressed to operate or have effect thereafter and shall be without prejudice to any right or action already accrued to either party in respect of any breach of this Agreement by the other party.

23.      NOTICES

         Any notice to be given hereunder shall be in writing and be sufficiently served, in the case of the Director, by being delivered either personally to him or sent by registered post addressed to him at his usual or last known place of abode or, in the case of the Company, by being delivered at or sent by registered post or recorded delivery addressed to the Company's Chairman, or General Counsel at the Company's Registered Office and any such notice if so posted shall be deemed served three days following that on which it was posted and in proving such service it shall be sufficient to prove that the notice was properly addressed and dispatched.

IN WITNESS whereof the parties hereto have executed this Agreement as a Deed the day and year first above written.



BRITISH BIOTECH PLC                )
executed this Agreement as a       )
Deed in the presence of:           ) /s/  Dan Last, 1 New Change, London

                                     Director /s/ A J Weir
                                              ---------------------------
                                     Director /s/  Timothy Edwards
                                              ---------------------------


Executed as a Deed by              ) /s/  Simon Sturge
SIMON STURGE                       )
in the presence of:                ) /s/  M G Draper, 160 Aldersgate Street, EC1

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992


Simon Sturge
c/o Thames Court
Watlington Road
Oxford
OX4 6LY

                                                                17th July, 2003



Dear Simon,

This letter varies the terms of your service agreement with British Biotech plc dated 21st March, 2003 (effective from 23rd April, 2003). All of the provisions in your service agreement will remain the same with the exception of the following change which will be effective from the Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July, 2003) becoming or being declared unconditional in all respects.

The following paragraph shall be added as a new clause 24 to your service agreement:

"CHANGE OF CONTROL

24.1 The Director shall be entitled at any time within six months after a Change in Control of the Company to terminate his employment by giving to the Company not less than 30 days prior notice in writing. Upon such termination or upon termination without notice by the Company during such six month period the Director shall be entitled to receive a payment forthwith by way of liquidated damages equal to 12 (twelve) times the Director's then monthly basic salary. The parties hereto agree that the sum set out in this sub-clause is a genuine pre-estimate of the Director's loss.

24.2 For the purposes of Clause 24.1 "Change of Control" of the Company shall take place on the date on which one person or a group of persons acting in concert holds, directly or indirectly, any shares in the Company which carry fifty per cent (50%) or more of the then voting rights of the Company but this will not, for the avoidance of doubt, include the completion of the Merger as defined in the draft Listing Particulars relating to the issue of new Company shares dated 14th July 2003."


Your signature below will constitute your agreement to the terms set out above.

.......................................         .............................

SIGNED FOR BRITISH BIOTECH PLC                 DATE


.......................................         .............................

SIGNED BY SIMON STURGE                         DATE

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



Anthony Weir
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX

                                                                21st March 2003



Dear Anthony,

This letter varies the terms of your service agreement with British Biotech PLC dated 24th June, 1999. The changes to your service agreement set out below are conditional on Completion as defined in the Undertaking relating to the offer by British Biotech PLC for RiboTargets Holdings PLC dated 21st March 2003. All of the provisions in your service agreement will remain the same with the exception of the following changes which will all be effective from Completion (as defined above):

1. Your salary will increase from Pound Sterling165,000 per annum to Pound Sterling180,000 per annum.

2. British Biotech PLC may in its absolute discretion award to you a non-pensionable annual cash bonus of up to a maximum of 50% of your base salary dependent upon the achievement of performance targets which will be notified to you by the Board of Directors of British Biotech PLC in due course.

3. The following paragraph shall be added to Clause 20 of your service agreement as a new Clause 20.5:

         "The Company has the right to suspend any of the Director's duties and powers during any period after notice of termination of the agreement has been given by the Company or the Director. In particular, the Company may exercise this right where the Director resigns from the Company's employment in circumstances where it is reasonable for the Company to believe that he is or is about to become concerned in, or about to commence, a business which is, or is likely to be, competitive with any part of the business of the Company or any Associated or Subsidiary Company with which the Director was substantially engaged or concerned in the 12 months before the suspension started. Throughout any such period of suspension the Director's salary, pro rata bonus at a rate equivalent to the average bonus paid to him over the past three years and benefits to which he is entitled under this agreement shall continue to be paid or provided by the Company. At any time during such period the Director will, at the request of the Board, immediately resign, without claim for compensation, his office as a director of the Company and any directorship or other office held by him in the Company or any Associated or Subsidiary Company. The period for which the restriction in Clause 14.1 applies shall be reduced by any other period over which the Company exercises its powers to suspend any of the Director's duties and powers under Clause 20.5."

Your signature below will constitute your agreement to the terms set out above.




/s/  Timothy Edwards
................................                      ........................

SIGNED FOR BRITISH BIOTECH PLC                       DATE


/s/  A J Weir
................................                      ........................

SIGNED BY ANTHONY WEIR                               DATE

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992






Anthony Weir
c/o Thames Court
Watlington Road
Oxford
OX4 6LY

                                                                 16th July 2003




Dear Anthony,

This letter varies the terms of your service agreement with British Biotech plc dated 24th June, 1999 (which has already been varied by a letter dated 21st March, 2003) by replacing clause 19 of your service agreement with the following wording:

"CHANGE OF CONTROL

19.1 The Director shall be entitled at any time within six months after a Change in Control of the Company to terminate his employment by giving to the Company not less than 30 days prior notice in writing. Upon such termination or upon termination without notice by the Company during such six month period the Director shall be entitled to receive a payment forthwith by way of liquidated damages equal to 12 (twelve) times the Director's then monthly basic salary. The parties hereto agree that the sum set out in this sub-clause is a genuine pre-estimate of the Director's loss.

19.2 For the purposes of Clause 19.1 "Change of Control" of the Company shall take place on the date on which one person or a group of persons acting in concert holds, directly or indirectly, any shares in the Company which carry fifty per cent (50%) or more of the then voting rights of the Company but this will not, for the avoidance of doubt, include the completion of the Merger as defined in the draft Listing Particulars relating to the issue of new Company shares dated 14th July, 2003."

Your signature below will constitute your agreement to the terms set out above.




/s/  P J Fellner                                       17/07/03
-------------------------------                 --------------------------

SIGNED FOR BRITISH BIOTECH PLC                  DATE


/s/  A J Weir                                          17/07/03
-------------------------------                 --------------------------
SIGNED BY ANTHONY WEIR                          DATE

                                SERVICE AGREEMENT


                                DATED 2nd JULY 2003



                             (1) BRITISH BIOTECH PLC

                                 (2) MR WORRALL







                                 ALLEN & OVERY

                                     London

                                    CONTENTS


CLAUSE                                                                PAGE
------                                                                ----
1.       Definitions...................................................2
2.       Appointment...................................................2
3.       Duties........................................................2
4.       Other Activities..............................................3
5.       Place of Performance..........................................3
6.       Remuneration..................................................3
7.       Expenses......................................................4
8.       Car...........................................................4
9.       Hours of Work/Holiday.........................................4
10.      Sickness/Injury...............................................4
11.      Pension/Life Insurance/Medical Insurance......................5
12.      Grievances/Disciplinary Decisions.............................5
13.      Confidentiality...............................................5
14.      Protection of Interests of the Company........................6
15.      Inventions....................................................6
16.      Publicity.....................................................7
17.      Liquidation/Amalgamation......................................7
18.      Default.......................................................8
19.      Termination...................................................8
20.      Change of Control.............................................9
21.      Additional Particulars........................................9
22.      Term and Termination..........................................9
23.      Continuing Terms..............................................9
24.      Notices.......................................................9
25.      Entire Agreement.............................................10

THIS AGREEMENT is made the          day of July 2003

BETWEEN:

(1) BRITISH BIOTECH PLC (registered number 2304992) whose registered office is situated at Watlington Road, Oxford OX4 6LY (THE COMPANY); and

(2) PETER WORRALL c/o Vernalis Group plc, Oakdene Court, 613 Reading Road, Winnersh, Wokingham, Berkshire RG41 5UA (THE DIRECTOR).

NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

         In this Agreement the following expressions shall have the following meanings:

         SUBSIDIARY means any company which for the time being is a subsidiary company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of any other company;

         ASSOCIATED COMPANY means any company which for the time being is a holding company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of the Company or any subsidiary of any such holding company;

         THE BOARD means the Board of Directors of the Company;

         TERMINATION DATE means the date on which the employment of the Director under this Agreement shall terminate for whatever reason irrespective of whether the Company shall have been in breach of this Agreement.

2.       APPOINTMENT

2.1 The Director shall be appointed Corporate Development Director of the Company (which shall be deemed to be his job title for the purposes of this Agreement and of the Employment Rights Act 1996) unless amended by a letter in writing from the Company.

2.2 The appointment may be terminated by either party giving to the other not less than 12 calendar months prior notice in writing.

2.3 The Director has been appointed a Director of the Company and will remain so during the period of his employment by the Company.

2.4 This Agreement shall not take effect until the date on which the offer by the Company to acquire the entire issued share capital of Vernalis Group plc (VERNALIS) announced on or about 3rd July 2003 becomes or is declared to be unconditional in all respects (COMPLETION).

3.       DUTIES

         During the continuance of his engagement hereunder the Director shall:

         (a) be responsible for the integration of the businesses of Vernalis and the Company and for the Company's corporate development activities;

         (b) perform such duties and exercise such powers, authorities and discretions consistent with his role of Corporate Development Director as the Company's Chief Executive Officer or the Board shall from time to time delegate to him on such terms and conditions and subject to such restrictions as the Chief Executive Officer or the Board may from time to time reasonably impose;

         (c) use his best endeavours to promote the interests of the Company and those of its Subsidiary and Associated Companies for the time being and shall during normal business hours unless prevented by illness or other incapacity devote the whole of his time, attention and abilities to the business and affairs of the Company and its Subsidiary and Associated Companies, if any, for the time being;

         (d) in the discharge of such duties and in the exercise of such powers observe and comply with all relevant resolutions, regulations and directions from time to time made or given by the Board.

         (e) act as an officer of any Subsidiary or Associated Company or hold any other appointment or office as nominee or representative of the Company or any Subsidiary or Associated Company as directed by the Board.

4.       OTHER ACTIVITIES

         The Director shall not during the continuance of this Agreement without the consent of the Board (such consent not to be unreasonably withheld or delayed) directly or indirectly engage in any other business or be concerned or interested (within the meaning contained in Part VI of the Companies Act 1985) in the share capital of any other business save that he may be interested (defined as aforesaid) as a holder or beneficial owner of not more than five per cent. (5%) of any class of stock shares or debentures which are listed on any publicly quoted market.

5.       PLACE OF PERFORMANCE

         The Director's duties hereunder shall be performed at the Company's head office or at such other place as the Chief Executive Officer or Board shall from time to time reasonably direct and further the Chief Executive Officer or Board shall be at liberty to appoint the Director to serve any of its Subsidiary or Associated Companies if any for the time being (without further remuneration unless otherwise agreed) in his capacity as Corporate Development Director.

6.       REMUNERATION

         As remuneration for his services hereunder the Director shall be entitled to a basic salary payable at the rate of two hundred and thirty thousand pounds sterling (Pound Sterling230,000) per annum (exclusive of any bonus award, pension contribution or share option grant which may from time to time be made by the Board) payable in equal monthly instalments (and proportionately for any lesser period each monthly instalment being deemed to accrue rateably from day to day) on the last day of every calendar month in arrears. Such remuneration shall be inclusive of any fees payable to him as a Director or other officer of the Company or of its Subsidiary or Associated Companies if any for the time being. The salary payable hereunder shall be variable upwards by decision of the Board and subject to review during the month of April 2004 and at least once in each financial year thereafter. The Company may in its absolute discretion award to the Director a non-pensionable annual cash bonus of up to a maximum of 50 per cent. of base salary dependant upon the achievement of performance targets which will be notified to the Director by the Board of Directors of British Biotech plc.

7.       EXPENSES

         The Company shall pay to the Director all reasonable travelling entertainment and other expenses incurred by him in the performance of his duties under this Agreement. The Director shall, on being so required, provide the Company with vouchers or other evidence of actual payment of such expenses.

8.       CAR

         The Director will receive a non pensionable cash car allowance of Pound Sterling12,600 per annum.

9.       HOURS OF WORK/HOLIDAY

9.1 The Director shall perform such hours of work as may from time to time be reasonably required of him and shall not be entitled to receive any additional remuneration for work outside his normal hours which said normal hours shall for statutory purposes be deemed to be from 9.00 am to 5.30 pm Monday to Thursday inclusive and 9.00 am to 4.15 pm on Friday.

9.2 The Director shall be entitled during every calendar year to a minimum of thirty (30) working days holiday in addition to bank or public holidays in the UK, or to such longer holidays as shall from time to time be agreed by the Board, during which his remuneration hereunder shall continue to be payable. Holidays shall be taken at such times as the Director and the Company's Chief Executive Officer shall consider most convenient having regard to the requirements of the Company's business. Holiday entitlement during the calendar year in which the Director's employment commences and ceases will be based on his length of service in the calendar year in question and will be proportionate to the whole year's entitlement. Up to five days holiday may be carried forward to the next holiday year but no further. On termination of employment the Director will be made a payment in respect of accrued but untaken holiday for that holiday year.

10.      SICKNESS/INJURY

10.1 In the event that the Director shall at any time be prevented by illness or other incapacity from properly performing his duties hereunder (and shall if required furnish the Board with evidence satisfactory to them of such incapacity) he shall be entitled to receive his full salary for the first six (6) months and one half of his full salary for the next consecutive period of six (6) months during which such incapacity shall continue;

10.2     Any salary received by the Director pursuant to the foregoing Clause
         10.1 shall be inclusive of any payment which the Company is required to make in respect of Statutory Sick Pay. The Director shall keep the Company informed of the amount of any National Health Insurance sickness or injury benefits to which he is entitled (whether or not these are received) and which are not covered by Statutory Sick Pay and a deduction of the amount of such benefit will be made by the Company from any salary payable under the Clause 10.1;

10.3 Notwithstanding the provisions of Clause 2.2 of this Agreement, if the Director shall continue so incapacitated for a longer period than twelve (12) consecutive months or if he shall be so incapacitated at different times for more than twelve (12) months in any one period of eighteen (18) consecutive months then and in either of such cases the Company shall be entitled forthwith to terminate the engagement of the Director by notice in writing and thereupon the Director shall have no claim against the Company in respect of such termination. The length of the said notice to be given to the Director hereunder shall be the minimum period permitted by statute and dependent upon his length of service. The Company may not exercise its power to terminate the engagement of the Director under this clause 10.3 if the Director is, at the relevant time, in receipt of benefits under the income protection cover referred to in clause 11.4 below.

11.      PENSION/LIFE INSURANCE/MEDICAL INSURANCE

11.1 The Director shall be informed in writing whether a contracting out certificate is in force in respect of the employment of the Director.

11.2 The Director shall be entitled to receive a total monthly contribution payable by the Company into one or more appropriate pension schemes established by the Company, or into a personal pension scheme nominated by the Director, at a rate of 19% of a basic salary variable upwards by decision of the Board. Alternatively, at the Director's option and on such terms as may be agreed with the Company, the Company shall pay the Director an additional monthly cash allowance in lieu of all or part of any pension contributions by the Company less tax and National Insurance, provided this does not result in any additional cost to the Company. For the avoidance of doubt, this allowance shall not be taken into account in relation to the calculation of any salary related benefits.

11.3 While this Agreement continues a lump sum benefit shall be payable on the Director's death to such beneficiaries identified by the Director in any expression of his wishes delivered to the Company before his death. The benefit is equal to four times the Director's basic annual salary at his death.

11.4 The Director (and his spouse and dependant children living in the UK) shall be entitled to receive private health care. The Director shall also be entitled to income protection cover equivalent to 3/4 of basic salary (minus the State Incapacity Benefit). These benefits will be subject to the terms of the insurance or other arrangements under which the benefits are provided.

12.      GRIEVANCES/DISCIPLINARY DECISIONS

         Without prejudice to any rights he may have under this Agreement or operation of law should the Director have any question or grievance or be dissatisfied with any disciplinary decision concerning his employment hereunder, he should refer it to the Board whose decision shall be final and binding.

13.      CONFIDENTIALITY

13.1 In respect of Confidential Information of the Company or any Subsidiary or Associated Company, the Director will not, unless authorised to do so by the Board or by the Company's Chief Executive Officer or by a Court of competent jurisdiction, during the continuance of his employment or for a period of five (5) years thereafter:

         (a) use Confidential Information for his own benefit or the benefit of any other person; or

         (b) disclose Confidential Information to any person; or

         (c) through any failure to exercise all reasonable care and diligence cause any disclosure of Confidential Information to any person.

13.2 Confidential Information shall include any information relating to research and development projects, inventions, processes, practical experience and methodology, technical and scientific data, specifications and formulae (whether or not patented or patentable) developed or acquired and owned or used by the Company any Subsidiary or Associated Company for the subject of research, production programmes, lists or details of transactions of, or related to, the Company any Subsidiary or Associated Company with customers, commercial relationships (including collaboration agreements) of, or related to, the Company any Subsidiary or Associated Company, finances, business developments and future business strategy of, or related to, the Company any Subsidiary or Associated Company which the Company has designated as confidential from time to time. Confidential Information shall not include information which is in the public domain otherwise than by virtue of breach of obligations to the Company or any Subsidiary or Associated Company.

13.3 The Company may from time to time notify the Director of any additional categories of information with regard to the businesses or activities of the Company, Subsidiary or Associated Company which it regards as confidential and which will be the subject to the restrictions in this Clause.

14.      PROTECTION OF INTERESTS OF THE COMPANY

14.1 Until the expiration of 12 months from the termination of the Agreement the Director will not directly or indirectly solicit or entice away or endeavour to entice away from the Company, any Subsidiary or Associated Company any person employed by the Company or that Subsidiary or Associated Company in any executive, sales, marketing, research, or technical support capacity as at the date of the termination of this Agreement in order to procure that such a person be engaged or employed by any other company.

14.2 After the termination of this Agreement or, if later, the date of his ceasing to be a Director of the Company, the Director will not represent himself or permit himself to be held out as being in any way connected with or interested in the business of the Company; and after the termination of this Agreement he will not represent himself or permit himself to be held out as being in any way connected with the business of any Subsidiary or Associated Company, except if and for so long as he remains a director or an employee of that Subsidiary or Associated Company.

15.      INVENTIONS

15.1 If at any time during the continuance of his employment the Director whether alone or with any other person, makes, discovers or develops any invention, product, process or idea which relates to or affects, or is capable of being used or adapted for use in or in connection with, the business or any product, process or intellectual property right of the Company or any Subsidiary or Associated Company, the invention, product, process, or idea will be the absolute property of the Company (except to the extent, if any, provided otherwise by Section 39 of the Patents Act 1977).

15.2 The Director will promptly and fully disclose to the Company any and all inventions, products, processes, and ideas relating in any way to the actual or projected products, business or affairs of the Company or any Subsidiary or Associated Company and made or discovered wholly or partly by the Director during the period of the Director's employment by the Company.

15.3 All other intellectual property including original work, industrial and artistic designs, copyrights, trade marks and Confidential Information, relating to the business of the Company, any Subsidiary or Associated Company composed, written, made, designed, or discovered by the Director in the course of his employment with the Company shall belong, exclusively to the Company.

15.4 The Director will, at the request and expense of the Company, do all things and sign all documents deemed by the Company necessary or appropriate:

         (a) to confirm or vest in the Company or any nominee of the Company all rights, interest and title in and to the Company's inventions and the intellectual property referred to in Clause 15.3;

         (b) to procure for the Company or its nominees, patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 15.3 in the United Kingdom of Great Britain and Northern Ireland and in such territories as the Company may in its absolute discretion from time to time direct; and

         (c) to assign to the Company or its nominees the right to make application for patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 15.3 under the laws of territories outside the United Kingdom of Great Britain and Northern Ireland and/or under any treaty or international convention and to claim for such applications whatever priority rights may be lawful.

15.5 Except insofar as the provisions of the Patents Act 1977 apply, the Director's employment by the Company and the remuneration received as one of its employees shall constitute his sole right of compensation for the performance of his obligations herein contained.

15.6 If the Director ceases to be employed by the Company and enters the employment of any Associated Company or of any company which purchases the whole or part of any of the businesses of the Company or any such Associated Company, the Company may assign its rights under this Clause to such Associated Company or purchaser in which event Clauses 15.1 to
         15.7 of this Agreement shall (save for the enforcement by the previous employer of its rights hereunder) thenceforth be construed as if the expression the Company means such new employer.

15.7 There are no inventions or discoveries now owned wholly or partly by the Director which were made at a time when the Director was not employed by the Company, other than as disclosed in writing to the Company.

16.      PUBLICITY

         The Director shall not knowingly or recklessly at any time make any untrue statement in relation to the Company or any Subsidiary or Associated Companies and in particular shall not after the termination of this Agreement wrongfully represent himself as being employed by or connected with the Company or any Subsidiary or Associated Companies.

17.      LIQUIDATION/AMALGAMATION

         If before the expiration of this Agreement the employment of the Director hereunder shall be terminated by reason of the liquidation of the Company for the purpose of amalgamation or reconstruction or as part of any arrangement for the amalgamation of the undertaking of the Company not involving liquidation the Director shall be offered employment with the amalgamated or reconstructed company on terms not less favourable than the terms of this Agreement.

18.      DEFAULT

         If the Director shall be guilty of any serious misconduct or any serious or (after due warning) persistent breach or non-observance of any of the conditions of this Agreement or shall neglect fail or refuse to carry out the duties properly assigned to him hereunder or shall become bankrupt or compound with his creditors, the Company shall be entitled summarily to terminate his employment hereunder without notice and the Director shall have no claim against the Company in respect of such termination notwithstanding anything contained elsewhere in this Agreement provided always that if any such act of misconduct or such breach or non-observance is capable of being remedied, the Director shall first be offered a reasonable opportunity to remedy the same prior to termination as aforesaid and, if and when so remedied, the employment of the Director hereunder shall continue without interruption.

19.      TERMINATION

19.1 This Agreement may be terminated by mutual agreement between the parties at any time or by either party giving 12 months notice in writing to the other.

19.2 On the termination of his employment for whatever reason the Director will promptly:

         (a) resign (if he has not already done so) from all offices held by him in the Company and any Subsidiaries or Associated Companies; and

         (b) deliver up to the Company all technical information, lists of customers, correspondence, documents and other property (including any car) relating to the business of the Company, any Subsidiary or Associated Company which may be in his possession or under his control; and

         (c) The Director irrevocably authorises the Company in his name and on his behalf to execute all documents and to all things necessary to effect the resignations referred to in Clause 19.2 in the event of his failure to do so.

19.3 Any termination of the employment of the Director will be without prejudice to his continuing obligations under this Agreement.

19.4 The Company has the right to suspend any of the Director's duties and powers during any period after notice of termination of the Agreement has been given by the Company or the Director. In particular, the Company may exercise this right where the Director resigns from the Company's employment in circumstances where it is reasonable for the Company to believe that he is or is about to become concerned in, or about to commence, a business which is, or is likely to be, competitive with any part of the business of the Company or any Associated or Subsidiary Company with which the Director was substantially engaged or concerned in the 12 months before the suspension started. Throughout any such period of suspension the Director's salary, pro rata bonus at a rate equivalent to the average bonus paid to him over the past three years and benefits to which he is entitled under this Agreement shall continue to be paid or provided by the Company. At any time during such period the Director will, at the request of the Board, immediately resign, without claim for compensation, his office as a director of the Company and any directorship or other office held by him in the Company or any Associated or Subsidiary Company. The period for which the restriction in Clause 14.1 applies shall be reduced by any other period over which the Company exercises its powers to suspend any of the Director's duties and powers under Clause 19.4.

20.      CHANGE OF CONTROL

20.1 The Director shall be entitled at any time within six months after a Change in Control of the Company to terminate his employment by giving to the Company not less than 30 days prior notice in writing. Upon such termination or upon termination without notice by the Company during such six month period the Director shall be entitled to receive a payment forthwith by way of liquidated damages equal to 12 (twelve) times the Director's then monthly basic salary. The parties hereto agree that the sum set out in this sub-clause is a genuine pre-estimate of the Director's loss.

20.2 For the purposes of Clause 20.1 "Change of Control" of the Company shall take place on the date on which one person or a group of persons acting in concert holds, directly or indirectly, any shares in the Company which carry fifty per cent (50%) or more of the then voting rights of the Company and a Change of Control shall be deemed to have taken place upon Completion.

21.      ADDITIONAL PARTICULARS

         The following additional particulars are given for the purposes of the Employment Rights Act 1996:

         (a) the employment of the Director by the Company will begin on Completion but the Director's previous employment with Vernalis Group plc shall be treated as part of his continuous employment. Accordingly, the date of the Director's continuous employment is 1st September 1993.

         (b) except as otherwise provided by this Agreement, there are no terms or conditions of employment relating to hours of work or to normal working hours or to entitlement to holidays (including public holidays) or holiday pay or to incapacity for work due to sickness or injury or to pensions or pension schemes.

22.      TERM AND TERMINATION

         This Agreement shall remain in full force and effect until such time as the Director's employment by the Company as defined in Clause 2.1 shall terminate for any reason, whereupon this Agreement will terminate.

23.      CONTINUING TERMS

         The expiration or determination of this Agreement howsoever arising shall not operate to affect such of the provisions hereof as in accordance with their terms are expressed to operate or have effect thereafter and shall be without prejudice to any right or action already accrued to either party in respect of any breach of this Agreement by the other party.

24.      NOTICES

         Any notice to be given hereunder shall be in writing and be sufficiently served, in the case of the Director, by being delivered either personally to him or sent by registered post addressed to him at his usual or last known place of abode or, in the case of the Company, by being delivered at or sent by registered post or recorded delivery addressed to the Company's Chief Executive Officer, or General Counsel at the Company's Registered Office and any such notice if so posted shall be deemed served three days following that on which it was posted and in proving such service it shall be sufficient to prove that the notice was properly addressed and dispatched.

25.      ENTIRE AGREEMENT

         The terms of this Agreement constitute the entire agreement and understanding between the parties hereto and they supersede and replace all prior negotiations, agreements, arrangements or understandings (whether implied or express, orally or in writing) relating to the employment of the Director between the Company and the Director or between Vernalis Group plc and the Director all of which will cease to have effect from Completion.

IN WITNESS whereof the parties hereto have executed this Agreement as a Deed the day and year first above written.



BRITISH BIOTECH PLC                    )
executed this Agreement as a           )
Deed in the presence of:               )
                                            Director   /s/   P J Fellner

                                            Director  /s/   Simon Sturge



Executed as a Deed by                  )
PETER WORRALL                          )
in the presence of:                    )   /s/  Peter Worrall

                                           /s/  Amanda Worrall, XXXXXXXXXX

                                                                 BRITISH BIOTECH


1 July 2003


Mr Peter Worrall
Vernalis Group plc
Oakdene Court
613 Reading Road
Winnersh
Wokingham
Berkshire
RG41 5UA



Dear Peter

This letter is to confirm the proposed option grant to be made to you by British Biotech plc ("BRITISH BIOTECH") subject to the conditions set out in this letter.

As Chairman of the remuneration committee of British Biotech, I will put forward, for approval by the remuneration committee of British Biotech at its next meeting on or around 15 July 2003, that you should be granted an option under and in accordance with the rules of the British Biotech Discretionary Share Option Plan (the "PLAN") over such number of British Biotech shares whose market value, at the time of grant, is as close as possible to (but not greater than) two times your base salary of Sterling Pound230,000 (the "OPTION").

Subject to the approval of the remuneration committee of the grant of the Option, the exercise of the Option will be conditional upon the satisfaction of a performance target, to be agreed by the remuneration committee of British Biotech and set out on the grant of the Option. The remuneration committee will also be considering some changes to the rules of the Plan and the Option will be granted subject to the rules at the time of grant. In particular, British Biotech retains the flexibility to treat the Option as an Equity Settled Stock Appreciation Right meaning it could, at its discretion, provide you with shares in British Biotech up to a value equivalent to the gain on the Option at exercise, rather than receiving an exercise price from you and providing the full value of the shares underlying the Option.

The grant of the Option is subject to approval by the remuneration committee of British Biotech, to the offer by British Biotech for the entire issued share capital of Vernalis Group plc becoming or being declared unconditional in all respects ("COMPLETION") and to your appointment as Corporate Development Director of British Biotech.

The intention is that the Option should be granted to you as soon as reasonably practicable following Completion.

Yours sincerely


/s/ Keith Merrifield

Keith Merrifield
Chairman of the remuneration committee
British Biotech plc

                               BRITISH BIOTECH PLC
                         WATLINGTON ROAD OXFORD OX4 6LY
                                TEL 01865 748747
                   REGISTERED IN ENGLAND AND WALES NO.2304992









                                                                  2nd July 2003


Dear Peter,

I am writing to clarify certain aspects of the bonus arrangements referred to in clause 6 of your service agreement with British Biotech Plc (the "COMPANY").

In respect of the current bonus year which runs from 1st May to 30th April the Company will set performance targets for you as soon as reasonably practicable following Completion (as defined in your service agreement with the Company). Your maximum potential bonus will be calculated on a pro-rata basis, judged against your achievement of the performance targets which the Company has set.

Whilst you do not have any contractual right to receive a pro-rata bonus payment should your employment terminate before the date on which any bonus is paid, I can confirm that in the past, the Company has paid a pro-rata bonus up to the termination date where employment is terminated before the bonus payment date. A pro-rata bonus payment would, of course, only be made in these circumstances if any relevant performance targets have been or are likely to be achieved.

Yours sincerely,

/s/  Simon Sturge

SIMON STURGE

                                SERVICE AGREEMENT



                                DATED 2nd JULY 2003



                             (1) BRITISH BIOTECH PLC


                                (2) DR HUTCHISON












                                 ALLEN & OVERY

                                     London

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----

1.       Definitions..........................................................2
2.       Appointment..........................................................2
3.       Duties...............................................................2
4.       Other Activities.....................................................3
5.       Place of Performance.................................................3
6.       Remuneration.........................................................3
7.       Expenses.............................................................4
8.       Car..................................................................4
9.       Hours of Work/Holiday................................................4
10.      Sickness/Injury......................................................4
11.      Pension/Life Insurance/Medical Insurance.............................5
12.      Grievances/Disciplinary Decisions....................................5
13.      Confidentiality......................................................5
14.      Protection of Interests of the Company...............................6
15.      Inventions...........................................................6
16.      Publicity............................................................7
17.      Liquidation/Amalgamation.............................................7
18.      Default..............................................................8
19.      Termination..........................................................8
20.      Change of Control....................................................9
21.      Additional Particulars...............................................9
22.      Term and Termination.................................................9
23.      Continuing Terms.....................................................9
24.      Notices..............................................................9
25.      Entire Agreement....................................................10

THIS AGREEMENT is made the          day of  July 2003

BETWEEN:

(1) BRITISH BIOTECH PLC (registered number 2304992) whose registered office is situated at Watlington Road, Oxford OX4 6LY (THE COMPANY); and

(2) JOHN HUTCHISON c/o Vernalis Group plc, Oakdene Court, 613 Reading Road, Winnersh, Wokingham, Berkshire RG41 5UA (THE DIRECTOR).

NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

         In this Agreement the following expressions shall have the following meanings:

         SUBSIDIARY means any company which for the time being is a subsidiary company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of any other company;

         ASSOCIATED COMPANY means any company which for the time being is a holding company (as such expression is defined by Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989) of the Company or any subsidiary of any such holding company;

         THE BOARD means the Board of Directors of the Company;

         TERMINATION DATE means the date on which the employment of the Director under this Agreement shall terminate for whatever reason irrespective of whether the Company shall have been in breach of this Agreement.

2.       APPOINTMENT

2.1 The Director shall be appointed Development Director of the Company (which shall be deemed to be his job title for the purposes of this Agreement and of the Employment Rights Act 1996) unless amended by a letter in writing from the Company.

2.2 The appointment may be terminated by either party giving to the other not less than 12 calendar months prior notice in writing.

2.3 The Director has been appointed a Director of the Company and will remain so during the period of his employment by the Company.

2.4 This Agreement shall not take effect until the date on which the offer by the Company to acquire the entire issued share capital of Vernalis Group plc (VERNALIS) announced on or about 3rd July 2003 becomes or is declared to be unconditional in all respects (COMPLETION).

3.       DUTIES

         During the continuance of his engagement hereunder the Director shall:

         (a) be responsible for the development of the Company's product development portfolio;

         (b) perform such duties and exercise such powers, authorities and discretions consistent with his role of Development Director as the Company's Chief Executive Officer or the Board shall from time to time delegate to him on such terms and conditions and subject to such restrictions as the Chief Executive Officer or the Board may from time to time reasonably impose;

         (c) use his best endeavours to promote the interests of the Company and those of its Subsidiary and Associated Companies for the time being and shall during normal business hours unless prevented by illness or other incapacity devote the whole of his time, attention and abilities to the business and affairs of the Company and its Subsidiary and Associated Companies, if any, for the time being;

         (d) in the discharge of such duties and in the exercise of such powers observe and comply with all relevant resolutions, regulations and directions from time to time made or given by the Board.

         (e) act as an officer of any Subsidiary or Associated Company or hold any other appointment or office as nominee or representative of the Company or any Subsidiary or Associated Company as directed by the Board.

4.       OTHER ACTIVITIES

         The Director shall not during the continuance of this Agreement without the consent of the Board (such consent not to be unreasonably withheld or delayed) directly or indirectly engage in any other business or be concerned or interested (within the meaning contained in Part VI of the Companies Act 1985) in the share capital of any other business save that he may be interested (defined as aforesaid) as a holder or beneficial owner of not more than five per cent. (5%) of any class of stock shares or debentures which are listed on any publicly quoted market.

5.       PLACE OF PERFORMANCE

         The Director's duties hereunder shall be performed at the Company's head office or at such other place as the Chief Executive Officer or Board shall from time to time reasonably direct and further the Chief Executive Officer or Board shall be at liberty to appoint the Director to serve any of its Subsidiary or Associated Companies if any for the time being (without further remuneration unless otherwise agreed) in his capacity as Development Director.

6.       REMUNERATION

         As remuneration for his services hereunder the Director shall be entitled to a basic salary payable at the rate of one hundred and eighty thousand pounds sterling (Pound Sterling180,000) per annum (exclusive of any bonus award, pension contribution or share option grant which may from time to time be made by the Board) payable in equal monthly instalments (and proportionately for any lesser period each monthly instalment being deemed to accrue rateably from day to day) on the last day of every calendar month in arrears. Such remuneration shall be inclusive of any fees payable to him as a Director or other officer of the Company or of its Subsidiary or Associated Companies if any for the time being. The salary payable hereunder shall be variable upwards by decision of the Board and subject to review during the month of April 2004 and at least once in each financial year thereafter. The Company may in its absolute discretion award to the Director a non-pensionable annual cash bonus of up to a maximum of 50 per cent. of base salary dependant upon the achievement of performance targets which will be notified to the Director by the Board of Directors of British Biotech plc.

7.       EXPENSES

         The Company shall pay to the Director all reasonable travelling entertainment and other expenses incurred by him in the performance of his duties under this Agreement. The Director shall, on being so required, provide the Company with vouchers or other evidence of actual payment of such expenses.

8.       CAR

         The Director will receive a non pensionable cash car allowance of Pound Sterling12,600 per annum.

9.       HOURS OF WORK/HOLIDAY

9.1 The Director shall perform such hours of work as may from time to time be reasonably required of him and shall not be entitled to receive any additional remuneration for work outside his normal hours which said normal hours shall for statutory purposes be deemed to be from 9.00 am to 5.30 pm Monday to Thursday inclusive and 9.00 am to 4.15 pm on Friday.

9.2 The Director shall be entitled during every calendar year to a minimum of thirty (30) working days holiday in addition to bank or public holidays in the UK, or to such longer holidays as shall from time to time be agreed by the Board, during which his remuneration hereunder shall continue to be payable. Holidays shall be taken at such times as the Director and the Company's Chief Executive Officer shall consider most convenient having regard to the requirements of the Company's business. Holiday entitlement during the calendar year in which the Director's employment commences and ceases will be based on his length of service in the calendar year in question and will be proportionate to the whole year's entitlement. Up to five days holiday may be carried forward to the next holiday year but no further. On termination of employment the Director will be made a payment in respect of accrued but untaken holiday for that holiday year.

10.      SICKNESS/INJURY

10.1 In the event that the Director shall at any time be prevented by illness or other incapacity from properly performing his duties hereunder (and shall if required furnish the Board with evidence satisfactory to them of such incapacity) he shall be entitled to receive his full salary for the first six (6) months and one half of his full salary for the next consecutive period of six (6) months during which such incapacity shall continue;

10.2     Any salary received by the Director pursuant to the foregoing Clause
         10.1 shall be inclusive of any payment which the Company is required to make in respect of Statutory Sick Pay. The Director shall keep the Company informed of the amount of any National Health Insurance sickness or injury benefits to which he is entitled (whether or not these are received) and which are not covered by Statutory Sick Pay and a deduction of the amount of such benefit will be made by the Company from any salary payable under the Clause 10.1;

10.3 Notwithstanding the provisions of Clause 2.2 of this Agreement, if the Director shall continue so incapacitated for a longer period than twelve (12) consecutive months or if he shall be so incapacitated at different times for more than twelve (12) months in any one period of eighteen (18) consecutive months then and in either of such cases the Company shall be entitled forthwith to terminate the engagement of the Director by notice in writing and thereupon the Director shall have no claim against the Company in respect of such termination. The length of the said notice to be given to the Director hereunder shall be the minimum period permitted by statute and dependent upon his length of service. The Company may not exercise its power to terminate the engagement of the Director under this clause 10.3 if the Director is, at the relevant time, in receipt of benefits under the income protection cover referred to in clause 11.4 below.

11.      PENSION/LIFE INSURANCE/MEDICAL INSURANCE

11.1 The Director shall be informed in writing whether a contracting out certificate is in force in respect of the employment of the Director.

11.2 The Director shall be entitled to receive a total monthly contribution payable by the Company into one or more appropriate pension schemes established by the Company, or into a personal pension scheme nominated by the Director, at a rate of 19% of a basic salary variable upwards by decision of the Board. Alternatively, at the Director's option and on such terms as may be agreed with the Company, the Company shall pay the Director an additional monthly cash allowance in lieu of all or part of any pension contributions by the Company less tax and National Insurance, provided this does not result in any additional cost to the Company. For the avoidance of doubt, this allowance shall not be taken into account in relation to the calculation of any salary related benefits.

11.3 While this Agreement continues a lump sum benefit shall be payable on the Director's death to such beneficiaries identified by the Director in any expression of his wishes delivered to the Company before his death. The benefit is equal to four times the Director's basic annual salary at his death.

11.4 The Director (and his spouse and dependant children living in the UK) shall be entitled to receive private health care. Subject to the Director passing a medical examination and the Company being able to obtain income protection cover on satisfactory terms, the Director shall also be entitled to income protection cover equivalent to 3/4 of basic salary (minus the State Incapacity Benefit). These benefits will be subject to the terms of the insurance or other arrangements under which the benefits are provided.

12.      GRIEVANCES/DISCIPLINARY DECISIONS

         Without prejudice to any rights he may have under this Agreement or operation of law should the Director have any question or grievance or be dissatisfied with any disciplinary decision concerning his employment hereunder, he should refer it to the Board whose decision shall be final and binding.

13.      CONFIDENTIALITY

13.1 In respect of Confidential Information of the Company or any Subsidiary or Associated Company, the Director will not, unless authorised to do so by the Board or by the Company's Chief Executive Officer or by a Court of competent jurisdiction, during the continuance of his employment or for a period of five (5) years thereafter:

         (a) use Confidential Information for his own benefit or the benefit of any other person; or

         (b) disclose Confidential Information to any person; or

         (c) through any failure to exercise all reasonable care and diligence cause any disclosure of Confidential Information to any person.

13.2 Confidential Information shall include any information relating to research and development projects, inventions, processes, practical experience and methodology, technical and scientific data, specifications and formulae (whether or not patented or patentable) developed or acquired and owned or used by the Company any Subsidiary or Associated Company for the subject of research, production programmes, lists or details of transactions of, or related to, the Company any Subsidiary or Associated Company with customers, commercial relationships (including collaboration agreements) of, or related to, the Company any Subsidiary or Associated Company, finances, business developments and future business strategy of, or related to, the Company any Subsidiary or Associated Company which the Company has designated as confidential from time to time. Confidential Information shall not include information which is in the public domain otherwise than by virtue of breach of obligations to the Company or any Subsidiary or Associated Company.

13.3 The Company may from time to time notify the Director of any additional categories of information with regard to the businesses or activities of the Company, Subsidiary or Associated Company which it regards as confidential and which will be the subject to the restrictions in this Clause.

14.      PROTECTION OF INTERESTS OF THE COMPANY

14.1 Until the expiration of 12 months from the termination of the Agreement the Director will not directly or indirectly solicit or entice away or endeavour to entice away from the Company, any Subsidiary or Associated Company any person employed by the Company or that Subsidiary or Associated Company in any executive, sales, marketing, research, or technical support capacity as at the date of the termination of this Agreement in order to procure that such a person be engaged or employed by any other company.

14.2 After the termination of this Agreement or, if later, the date of his ceasing to be a Director of the Company, the Director will not represent himself or permit himself to be held out as being in any way connected with or interested in the business of the Company; and after the termination of this Agreement he will not represent himself or permit himself to be held out as being in any way connected with the business of any Subsidiary or Associated Company, except if and for so long as he remains a director or an employee of that Subsidiary or Associated Company.

15.      INVENTIONS

15.1 If at any time during the continuance of his employment the Director whether alone or with any other person, makes, discovers or develops any invention, product, process or idea which relates to or affects, or is capable of being used or adapted for use in or in connection with, the business or any product, process or intellectual property right of the Company or any Subsidiary or Associated Company, the invention, product, process, or idea will be the absolute property of the Company (except to the extent, if any, provided otherwise by Section 39 of the Patents Act 1977).

15.2 The Director will promptly and fully disclose to the Company any and all inventions, products, processes, and ideas relating in any way to the actual or projected products, business or affairs of the Company or any Subsidiary or Associated Company and made or discovered wholly or partly by the Director during the period of the Director's employment by the Company.

15.3 All other intellectual property including original work, industrial and artistic designs, copyrights, trade marks and Confidential Information, relating to the business of the Company, any Subsidiary or Associated Company composed, written, made, designed, or discovered by the Director in the course of his employment with the Company shall belong, exclusively to the Company.

15.4 The Director will, at the request and expense of the Company, do all things and sign all documents deemed by the Company necessary or appropriate:

         (a) to confirm or vest in the Company or any nominee of the Company all rights, interest and title in and to the Company's inventions and the intellectual property referred to in Clause 15.3;

         (b) to procure for the Company or its nominees, patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 15.3 in the United Kingdom of Great Britain and Northern Ireland and in such territories as the Company may in its absolute discretion from time to time direct; and

         (c) to assign to the Company or its nominees the right to make application for patent, design, copyright, trade mark or other protection for the Company's inventions and the intellectual property referred to in Clause 15.3 under the laws of territories outside the United Kingdom of Great Britain and Northern Ireland and/or under any treaty or international convention and to claim for such applications whatever priority rights may be lawful.

15.5 Except insofar as the provisions of the Patents Act 1977 apply, the Director's employment by the Company and the remuneration received as one of its employees shall constitute his sole right of compensation for the performance of his obligations herein contained.

15.6 If the Director ceases to be employed by the Company and enters the employment of any Associated Company or of any company which purchases the whole or part of any of the businesses of the Company or any such Associated Company, the Company may assign its rights under this Clause to such Associated Company or purchaser in which event Clauses 15.1 to
         15.7 of this Agreement shall (save for the enforcement by the previous employer of its rights hereunder) thenceforth be construed as if the expression the Company means such new employer.

15.7 There are no inventions or discoveries now owned wholly or partly by the Director which were made at a time when the Director was not employed by the Company, other than as disclosed in writing to the Company.

16.      PUBLICITY

         The Director shall not knowingly or recklessly at any time make any untrue statement in relation to the Company or any Subsidiary or Associated Companies and in particular shall not after the termination of this Agreement wrongfully represent himself as being employed by or connected with the Company or any Subsidiary or Associated Companies.

17.      LIQUIDATION/AMALGAMATION

         If before the expiration of this Agreement the employment of the Director hereunder shall be terminated by reason of the liquidation of the Company for the purpose of amalgamation or reconstruction or as part of any arrangement for the amalgamation of the undertaking of the Company not involving liquidation the Director shall be offered employment with the amalgamated or reconstructed company on terms not less favourable than the terms of this Agreement.

18.      DEFAULT

         If the Director shall be guilty of any serious misconduct or any serious or (after due warning) persistent breach or non-observance of any of the conditions of this Agreement or shall neglect fail or refuse to carry out the duties properly assigned to him hereunder or shall become bankrupt or compound with his creditors, the Company shall be entitled summarily to terminate his employment hereunder without notice and the Director shall have no claim against the Company in respect of such termination notwithstanding anything contained elsewhere in this Agreement provided always that if any such act of misconduct or such breach or non-observance is capable of being remedied, the Director shall first be offered a reasonable opportunity to remedy the same prior to termination as aforesaid and, if and when so remedied, the employment of the Director hereunder shall continue without interruption.

19.      TERMINATION

19.1 This Agreement may be terminated by mutual agreement between the parties at any time or by either party giving 12 months notice in writing to the other.

19.2 On the termination of his employment for whatever reason the Director will promptly:

         (a) resign (if he has not already done so) from all offices held by him in the Company and any Subsidiaries or Associated Companies; and

         (b) deliver up to the Company all technical information, lists of customers, correspondence, documents and other property (including any car) relating to the business of the Company, any Subsidiary or Associated Company which may be in his possession or under his control; and

         (c) The Director irrevocably authorises the Company in his name and on his behalf to execute all documents and to all things necessary to effect the resignations referred to in Clause 19.2 in the event of his failure to do so.

19.3 Any termination of the employment of the Director will be without prejudice to his continuing obligations under this Agreement.

19.4 The Company has the right to suspend any of the Director's duties and powers during any period after notice of termination of the Agreement has been given by the Company or the Director. In particular, the Company may exercise this right where the Director resigns from the Company's employment in circumstances where it is reasonable for the Company to believe that he is or is about to become concerned in, or about to commence, a business which is, or is likely to be, competitive with any part of the business of the Company or any Associated or Subsidiary Company with which the Director was substantially engaged or concerned in the 12 months before the suspension started. Throughout any such period of suspension the Director's salary, pro rata bonus at a rate equivalent to the average bonus paid to him over the past three years and benefits to which he is entitled under this Agreement shall continue to be paid or provided by the Company. At any time during such period the Director will, at the request of the Board, immediately resign, without claim for compensation, his office as a director of the Company and any directorship or other office held by him in the Company or any Associated or Subsidiary Company. The period for which the restriction in Clause 14.1 applies shall be reduced by any other period over which the Company exercises its powers to suspend any of the Director's duties and powers under Clause 19.4.

20.      CHANGE OF CONTROL

20.1 The Director shall be entitled at any time within six months after a Change in Control of the Company to terminate his employment by giving to the Company not less than 30 days prior notice in writing. Upon such termination or upon termination without notice by the Company during such six month period the Director shall be entitled to receive a payment forthwith by way of liquidated damages equal to 12 (twelve) times the Director's then monthly basic salary. The parties hereto agree that the sum set out in this sub-clause is a genuine pre-estimate of the Director's loss.

20.2 For the purposes of Clause 20.1 "Change of Control" of the Company shall take place on the date on which one person or a group of persons acting in concert holds, directly or indirectly, any shares in the Company which carry fifty per cent (50%) or more of the then voting rights of the Company and a Change of Control shall be deemed to have taken place upon Completion.

21.      ADDITIONAL PARTICULARS

         The following additional particulars are given for the purposes of the Employment Rights Act 1996:

         (a) the employment of the Director by the Company will begin on Completion but the Director's previous employment with Vernalis Group plc shall be treated as part of his continuous employment. Accordingly, the date of the Director's continuous employment is 4th August 1997.

         (b) except as otherwise provided by this Agreement, there are no terms or conditions of employment relating to hours of work or to normal working hours or to entitlement to holidays (including public holidays) or holiday pay or to incapacity for work due to sickness or injury or to pensions or pension schemes.

22.      TERM AND TERMINATION

         This Agreement shall remain in full force and effect until such time as the Director's employment by the Company as defined in Clause 2.1 shall terminate for any reason, whereupon this Agreement will terminate.

23.      CONTINUING TERMS

         The expiration or determination of this Agreement howsoever arising shall not operate to affect such of the provisions hereof as in accordance with their terms are expressed to operate or have effect thereafter and shall be without prejudice to any right or action already accrued to either party in respect of any breach of this Agreement by the other party.

24.      NOTICES

         Any notice to be given hereunder shall be in writing and be sufficiently served, in the case of the Director, by being delivered either personally to him or sent by registered post addressed to him at his usual or last known place of abode or, in the case of the Company, by being delivered at or sent by registered post or recorded delivery addressed to the Company's Chief Executive Officer, or General Counsel at the Company's Registered Office and any such notice if so posted shall be deemed served three days following that on which it was posted and in proving such service it shall be sufficient to prove that the notice was properly addressed and dispatched.

25.      ENTIRE AGREEMENT

         The terms of this Agreement constitute the entire agreement and understanding between the parties hereto and they supersede and replace all prior negotiations, agreements, arrangements or understandings (whether implied or express, orally or in writing) relating to the employment of the Director between the Company and the Director or between Vernalis Group plc and the Director all of which will cease to have effect from Completion.

IN WITNESS whereof the parties hereto have executed this Agreement as a Deed the day and year first above written.



BRITISH BIOTECH PLC                   )
executed this Agreement as a          )
Deed in the presence of:              )
                                          Director   /s/  Simon Sturge

                                          Director   /s/   P J Fellner



Executed as a Deed by                 )   /s/   J Hutchison          2/7/03
JOHN HUTCHISON                        )
in the presence of:                   )   /s/   D Porter, XXXXXXXXXX

                                                                 BRITISH BIOTECH

1 July 2003

Mr John Hutchinson
Vernalis Group plc
Oakdene Court
613 Reading Road
Winnersh
Wokingham
Berkshire
RG41 5UA


Dear John,

This letter is to confirm the proposed option grant to be made to you by British Biotech plc ("BRITISH BIOTECH") subject to the conditions set out in this letter.

As Chairman of the remuneration committee of British Biotech, I will put forward, for approval by the remuneration committee of British Biotech at its next meeting on or around 15 July 2003, that you should be granted an option under and in accordance with the rules of the British Biotech Discretionary Share Option Plan ("PLAN") over such number of British Biotech shares whose market value, at the time of grant, is as close as possible to (but not greater than) two times your base salary of L180,000 (the "OPTION").

Subject to the approval of the remuneration committee of the grant of the Option, the exercise of the Option will be conditional upon the satisfaction of a performance target, to be agreed by the remuneration committee of British Biotech and set out on the grant of the Option. The remuneration committee will also be considering some changes to the rules of the Plan and the Option will be granted subject to the rules at the time of grant. In particular, British Biotech retains the flexibility to treat the Option as an Equity Settled Stock Appreciation Right meaning it could, at its discretion, provide you with shares in British Biotech up to a value equivalent to the gain on the Option at exercise, rather than receiving an exercise price from you and providing the full value of the shares underlying the Option.

The grant of the Option is subject to approval by the remuneration committee of British Biotech, to the offer by British Biotech for the entire issued share capital of String Group plc becoming or being declared unconditional in all respects ("COMPLETION") and to your appointment as Development Director of British Biotech.

The intention is that the Option should be granted to you as soon as reasonably practicable following Completion.


Yours sincerely,


/s/ Keith Merrifield
-----------------------
Keith Merrifield
Chairman of the remuneration committee
British Biotech plc

                               BRITISH BIOTECH PLC
                         WATLINGTON ROAD OXFORD OX4 6LY
                                TEL 01865 748747
                   REGISTERED IN ENGLAND AND WALES NO.2304992









                                                                  2nd July 2003


Dear John,

I am writing to clarify certain aspects of the bonus arrangements referred to in clause 6 of your service agreement with British Biotech Plc (the "COMPANY").

In respect of the current bonus year which runs from 1st May to 30th April the Company will set performance targets for you as soon as reasonably practicable following Completion (as defined in your service agreement with the Company). Your maximum potential bonus will be calculated on a pro-rata basis, judged against your achievement of the performance targets which the Company has set.

Whilst you do not have any contractual right to receive a pro-rata bonus payment should your employment terminate before the date on which any bonus is paid, I can confirm that in the past, the Company has paid a pro-rata bonus up to the termination date where employment is terminated before the bonus payment date. A pro-rata bonus payment would, of course, only be made in these circumstances if any relevant performance targets have been or are likely to be achieved.

Yours sincerely,

/s/   Simon Sturge

SIMON STURGE

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



17th July, 2003

Dr P Read
c/o Thames Court
Watlington Road
Oxford OX4 6LY






Dear Dr Read

I am writing subsequent to the meeting of the Board Committee dealing with the Vernalis Group plc Merger (see below) on 2nd July 2003 at which the Board considered a proposal to appoint you as a non-executive director of British Biotech plc (which it is proposed will be re-named Vernalis Group plc)(the "Company") conditional on the Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July 2003) becoming or being declared unconditional in all respects.

This letter outlines the basis of your proposed appointment.

1. Your appointment is for a fixed term of three years with effect from the date of completion of the Merger (as defined above). At the end of the fixed term, in accordance with the Combined Code, the Board of the Company will review your appointment and a further term of office may be agreed.

2. The office of non-executive director will be held in accordance with the Company's articles of association as varied from time to time. Nothing in this letter will be taken to exclude or vary the Company's articles of association as they apply to you as a director of the Company. In particular, you will:

         (a) retire from office, but be eligible for reappointment at the next annual general meeting; and

         (b) subsequently be subject to the retirement of directors by rotation provisions in the Company's articles of association.

3. You are entitled to resign your position at any time, in accordance with the Company's articles of association, although the Company would normally expect at least one month's prior notice.

4. As a director, you will be expected to attend meetings of the Company's Board and of any Committees of the Board to which you may be appointed. At present there are six regular meetings of the Board of Directors each year, which will normally be held in Winnersh or Cambridge on dates agreed by the Board. These meetings normally commence at 10.00am and run until 3.00pm or 4.00pm. The nature of the Company's business necessitates additional meetings from time to time and, if required, these will be arranged at times convenient to a majority of the directors.

5. You will receive a fee of Pound Sterling33,000 per annum, which fee covers any and all preparation and attendance by you at full Board meetings or Committee Board meetings. If you carry out the role of chairman of the Remuneration or Nominations and Corporate Governance Committees you will be paid an additional fee of Pound Sterling5,000 per annum. If you carry out the role of chairman of the Audit Committee you will be paid an additional fee of Pound Sterling7,500 per annum.

6. In addition to your fees, the Company will reimburse out-of-pocket expenses properly and reasonably incurred by you in the performance of your duties including travel costs for attendance at meetings. I would ask that, wherever feasible, your claims for all out-of-pocket expenses are submitted with supporting documentation in accordance with the company's policy and practice.

7. As the Company is a publicly quoted company, all directors and their connected persons are subject to the rules on insider dealing and, in particular, to the requirements of the "Model Code" contained in The Listing Rules. Full details of these requirements and any other responsibilities related to your directorship can be explained by Tony Weir, Finance Director.

8. During your appointment you will have access to confidential information regarding the businesses and financial affairs of the Company and its subsidiaries. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain or which forms part of your own skill and knowledge.

9.       Your appointment will terminate on whichever is the earlier of:

         (a) the date of expiry of the term specified in paragraph 1; and

         (b) the date of your ceasing to be a director for any reason pursuant to the Company's articles of association or any other applicable rule or law.

10. The Company will obtain director's and officer's liability insurance for your benefit and maintain the cover in force for so long as you are a non-executive director of the Company.

I should be grateful if you would sign and return a copy of this letter to indicate your consent to serve as a director of the Company.

Yours sincerely

/s/   P J Fellner
-----------------
Peter Fellner
CHAIRMAN



Accepted.





/s/   P Read
-----------------
P Read



19th July 2003
-----------------
Dated

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



17th July, 2003


Mr G Kennedy
c/o Thames Court
Watlington Road
Oxford OX4 6LY





Dear Mr Kennedy

I am writing subsequent to meeting of the Board Committee dealing with the Vernalis Group plc Merger (see below) on 2nd July 2003 at which the Board considered a proposal to appoint you as senior independent non-executive director and deputy chairman of British Biotech plc (which it is proposed will be re-named Vernalis Group plc) (the "Company") conditional on the Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July 2003) becoming or being declared unconditional in all respects.

This letter outlines the basis of your proposed appointment.

1. Your appointment is for a fixed term of three years with effect from the date of completion of the Merger (as defined above). At the end of the fixed term, in accordance with the Combined Code, the Board of the Company will review your appointment and a further term of office may be agreed.

2. The offices of senior independent non-executive director and deputy chairman will be held in accordance with the Company's articles of association as varied from time to time. Nothing in this letter will be taken to exclude or vary the Company's articles of association as they apply to you as a director of the Company. In particular, you will:

         (a) retire from office, but be eligible for reappointment at the next annual general meeting; and

         (b) subsequently be subject to the retirement of directors by rotation provisions in the Company's articles of association.

3. You are entitled to resign your positions at any time, in accordance with the Company's articles of association, although the Company would normally expect at least one month's prior notice.

4. As a director, you will be expected to attend meetings of the Company's Board and of any Committees of the Board to which you may be appointed. At present there are six regular meetings of the Board of Directors each year, which will normally be held in Winnersh or Cambridge on dates agreed by the Board. These meetings normally commence at 10.00am and run until 3.00pm or 4.00pm. The nature of the Company's business necessitates additional meetings from time to time and, if required, these will be arranged at times convenient to a majority of the directors.

5. The fee payable by the Company to you will be Pound Sterling55,000 per annum which fee covers any and all preparation and attendance by you at full Board meetings or Committee Board meetings. If you carry out the role of chairman of the Remuneration or Nominations and Corporate Governance Committees you will be paid an additional fee of Pound Sterling5,000 per annum. If you carry out the role of chairman of the Audit Committee you will be paid an additional fee of Pound Sterling7,500 per annum.

6. In addition to your fees, the Company will reimburse out-of-pocket expenses properly and reasonably incurred by you in the performance of your duties including travel costs for attendance at meetings. I would ask that, wherever feasible, your claims for all out-of-pocket expenses are submitted with supporting documentation in accordance with the company's policy and practice.

7. As the Company is a publicly quoted company, all directors and their connected persons are subject to the rules on insider dealing and, in particular, to the requirements of the "Model Code" contained in The Listing Rules. Full details of these requirements and any other responsibilities related to your directorship can be explained by Tony Weir, Finance Director.

8. During your appointment you will have access to confidential information regarding the businesses and financial affairs of the Company and its subsidiaries. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain or which forms part of your own skill and knowledge.

9.       Your appointment will terminate on whichever is the earlier of:

         (a) the date of expiry of the term specified in paragraph 1; and

         (b) the date of your ceasing to be a director for any reason pursuant to the Company's articles of association or any other applicable rule or law.

10. The Company will obtain director's and officer's liability insurance for your benefit and maintain the cover in force for so long as you are a non-executive director of the Company.

I should be grateful if you would sign and return a copy of this letter to indicate your consent to serve as a director of the Company.

Yours sincerely


/s/  P J Fellner
-------------------
Peter Fellner
CHAIRMAN


Accepted.








/s/  G Kennedy
-------------------
G Kennedy



21st July 2003
-------------------
Dated

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



17th July, 2003

Ms C Ferguson
c/o Thames Court
Watlington Road
Oxford OX4 6LY




Dear Ms Ferguson

I am writing subsequent to the meeting of the Board Committee dealing with the Vernalis Group plc Merger (see below) on 2nd July 2003 at which the Board considered a proposal to appoint you as a non-executive director of British Biotech plc (which it is proposed will be re-named Vernalis Group plc) (the "Company") conditional on the Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July 2003) becoming or being declared unconditional in all respects.

This letter outlines the basis of your proposed appointment.

1. Your appointment is for a fixed term of three years with effect from the date of completion of the Merger (as defined above). At the end of the fixed term, in accordance with the Combined Code, the Board of the Company will review your appointment and a further term of office may be agreed.

2. The office of non-executive director will be held in accordance with the Company's articles of association as varied from time to time. Nothing in this letter will be taken to exclude or vary the Company's articles of association as they apply to you as a director of the Company. In particular, you will:

         (a) retire from office, but be eligible for reappointment at the next annual general meeting; and

         (b) subsequently be subject to the retirement of directors by rotation provisions in the Company's articles of association.

3. You are entitled to resign your position at any time, in accordance with the Company's articles of association, although the Company would normally expect at least one month's prior notice.

4. As a director, you will be expected to attend meetings of the Company's Board and of any Committees of the Board to which you may be appointed. At present there are six regular meetings of the Board of Directors each year, which will normally be held in Winnersh or Cambridge on dates agreed by the Board. These meetings normally commence at 10.00am and run until 3.00pm or 4.00pm. The nature of the Company's business necessitates additional meetings from time to time and, if required, these will be arranged at times convenient to a majority of the directors.

5. You will receive a fee of Pound Sterling33,000 per annum, which fee covers any and all preparation and attendance by you at full Board meetings or Committee Board meetings. If you carry out the role of chairman of the Remuneration or Nominations and Corporate Governance Committees you will be paid an additional fee of Pound Sterling5,000 per annum. If you carry out the role of chairman of the Audit Committee you will be paid an additional fee of Pound Sterling7,500 per annum.

6. In addition to your fees, the Company will reimburse out-of-pocket expenses properly and reasonably incurred by you in the performance of your duties including travel costs for attendance at meetings. I would ask that, wherever feasible, your claims for all out-of-pocket expenses are submitted with supporting documentation in accordance with the company's policy and practice.

7. As the Company is a publicly quoted company, all directors and their connected persons are subject to the rules on insider dealing and, in particular, to the requirements of the "Model Code" contained in The Listing Rules. Full details of these requirements and any other responsibilities related to your directorship can be explained by Tony Weir, Finance Director.

8. During your appointment you will have access to confidential information regarding the businesses and financial affairs of the Company and its subsidiaries. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain or which forms part of your own skill and knowledge.

9.       Your appointment will terminate on whichever is the earlier of:

         (a) the date of expiry of the term specified in paragraph 1; and

         (b) the date of your ceasing to be a director for any reason pursuant to the Company's articles of association or any other applicable rule or law.

10. The Company will obtain director's and officer's liability insurance for your benefit and maintain the cover in force for so long as you are a non-executive director of the Company.

I should be grateful if you would sign and return a copy of this letter to indicate your consent to serve as a director of the Company.

Yours sincerely


/s/  P J Fellner
-------------------
Peter Fellner
CHAIRMAN



Accepted.








/s/   Carol Ferguson
--------------------
C Ferguson


21 July 2003
--------------------
Dated

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



21st March 2003


Mr K Merrifield
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX






Dear Mr Merrifield

Conditional on Completion as defined in the Undertaking relating to the offer by British Biotech PLC for RiboTargets Holdings PLC dated 21st March 2003 you will continue to act as a non-executive director of British Biotech PLC (the "Company") on the terms as set out in this letter.

1. Your appointment is for a fixed term of three years with effect from the date of Completion. At the end of the fixed term, in accordance with the Combined Code, the Board of British Biotech PLC will review your appointment and a further term of office may be agreed.

2. The office of non-executive director will be held in accordance with the Company's articles of association as varied from time to time. Nothing in this letter will be taken to exclude or vary the Company's articles of association as they apply to you as a director of the Company. In particular, you will:

         (a) retire from office, but be eligible for reappointment at the next annual general meeting; and

         (b) subsequently be subject to the retirement of directors by rotation provisions in the Company's articles of association.

3. You are entitled to resign your position at any time, in accordance with the Company's articles of association, although the Company would normally expect at least one month's prior notice.

4. As a director, you will be expected to attend meetings of the Company's Board and of any Committees of the Board to which you may be appointed. At present there are six regular meetings of the Board of Directors each year, held normally in Oxford on dates agreed by the Board. These meetings normally commence at 10.00am and run until 3.00pm or 4.00pm.

         The nature of the Company's business necessitates additional meetings from time to time and, if required, these will be arranged at times convenient to a majority of the directors.

5. With effect from Completion the fees which shall be payable by the Company to non-executive directors are Pound Sterling30,000 per annum, which fee covers any and all preparation and attendance by you at full Board meetings or Committee Board meetings. If you carry out the role of chairman of the Remuneration or Nominations and Corporate Governance Committees you will be paid an additional fee of Pound Sterling5,000 per annum. If you carry out the role of chairman of the Audit Committee you will be paid an additional fee of Pound Sterling7,500 per annum.

6. In addition to your fees, the Company will reimburse out-of-pocket expenses properly and reasonably incurred by you in the performance of your duties including travel costs for attendance at meetings. I would ask that, wherever feasible, your claims for all out-of-pocket expenses are submitted with supporting documentation in accordance with the company's policy and practice.

7. As the Company is a publicly quoted company, all directors and their connected persons are subject to the rules on insider dealing and, in particular, to the requirements of the "Model Code" contained in The Listing Rules. Full details of these requirements and any other responsibilities related to your directorship can be explained by Tony Weir, Finance Director.

8. During your appointment you will have access to confidential information regarding the businesses and financial affairs of the Company and its subsidiaries. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain or which forms part of your own skill and knowledge.

9.       Your appointment will terminate on whichever is the earlier of:

         (a) the date of expiry of the term specified in paragraph 1; and

         (b) the date of your ceasing to be a director for any reason pursuant to the Company's articles of association or any other applicable rule or law.

10. The Company will obtain appropriate director's and officer's liability insurance for your benefit and maintain the cover in force for so long as you are a non-executive director of the Company.

I should be grateful if you would sign and return a copy of this letter to indicate your consent to serve as a director of British Biotech PLC.

Yours sincerely


/s/  pp  A J Weir
----------------------
Peter Fellner
CHAIRMAN

Accepted.








/s/   K Merrifield
----------------------
K Merrifield



21 March 2003
----------------------
Dated

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



17th July, 2003

Mr K Merrifield
c/o Thames Court
Watlington Road
Oxford OX4 6LY






Dear Mr Merrifield

I am writing to confirm that with effect from the Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July 2003) becoming or being declared unconditional in all respects, the basic level of fees payable by British Biotech plc (the "COMPANY") to you as a non-executive director of the Company will increase from Pound Sterling30,000 per annum to Pound Sterling33,000 per annum. Additional fees relating to the chairmanship of committees will remain unchanged.

Yours sincerely


/s/  P J Fellner
---------------------
Peter Fellner
CHAIRMAN

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



21st March 2003


Mr I Kent
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX






Dear Mr Kent

I am writing subsequent to our Board meeting on 3rd March 2003 at which the Board considered a proposal to appoint you as a non-executive director of British Biotech PLC (the "Company") conditional on Completion as defined in the Undertaking relating to the offer by British Biotech PLC for RiboTargets Holdings PLC dated 21st March 2003. This letter outlines the basis of your proposed appointment.

1. Your appointment is for a fixed term of three years with effect from the date of Completion. At the end of the fixed term, in accordance with the Combined Code, the Board of British Biotech PLC will review your appointment and a further term of office may be agreed.

2. The office of non-executive director will be held in accordance with the Company's articles of association as varied from time to time. Nothing in this letter will be taken to exclude or vary the Company's articles of association as they apply to you as a director of the Company. In particular, you will:

         (a) retire from office, but be eligible for reappointment at the next annual general meeting; and

         (b) subsequently be subject to the retirement of directors by rotation provisions in the Company's articles of association.

3. You are entitled to resign your position at any time, in accordance with the Company's articles of association, although the Company would normally expect at least one month's prior notice.

4. As a director, you will be expected to attend meetings of the Company's Board and of any Committees of the Board to which you may be appointed. At present there are six regular meetings of the Board of Directors each year, held normally in Oxford on dates agreed by the Board. These meetings normally commence at 10.00am and run until 3.00pm or 4.00pm.

         The nature of the Company's business necessitates additional meetings from time to time and, if required, these will be arranged at times convenient to a majority of the directors.

5. The fees currently payable by the Company to non-executive directors are Pound Sterling30,000 per annum, which fee covers any and all preparation and attendance by you at full Board meetings or Committee Board meetings. If you carry out the role of chairman of the Remuneration or Nominations and Corporate Governance Committees you will be paid an additional fee of Pound Sterling5,000 per annum. If you carry out the role of chairman of the Audit Committee you will be paid an additional fee of Pound Sterling7,500 per annum.

6. In addition to your fees, the Company will reimburse out-of-pocket expenses properly and reasonably incurred by you in the performance of your duties including travel costs for attendance at meetings. I would ask that, wherever feasible, your claims for all out-of-pocket expenses are submitted with supporting documentation in accordance with the company's policy and practice.

7. As the Company is a publicly quoted company, all directors and their connected persons are subject to the rules on insider dealing and, in particular, to the requirements of the "Model Code" contained in The Listing Rules. Full details of these requirements and any other responsibilities related to your directorship can be explained by Tony Weir, Finance Director.

8. During your appointment you will have access to confidential information regarding the businesses and financial affairs of the Company and its subsidiaries. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain or which forms part of your own skill and knowledge.

9.       Your appointment will terminate on whichever is the earlier of:

         (a) the date of expiry of the term specified in paragraph 1; and

         (b) the date of your ceasing to be a director for any reason pursuant to the Company's articles of association or any other applicable rule or law.

10. The Company will obtain appropriate director's and officer's liability insurance for your benefit and maintain the cover in force for so long as you are a non-executive director of the Company.

I should be grateful if you would sign and return a copy of this letter to indicate your consent to serve as a director of British Biotech PLC.

Yours sincerely


/s/   A J Weir
--------------------
pp  Peter Fellner
CHAIRMAN

Accepted.








/s/   I Kent
--------------------
I Kent



21 March 2003
--------------------
Dated

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



17th July, 2003


Mr I Kent
c/o Thames Court
Watlington Road
Oxford OX4 6LY






Dear Mr Kent

I am writing to confirm that with effect from Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July 2003) becoming or being declared unconditional in all respects, the basic level of fees payable by British Biotech plc (the "COMPANY") to you as a non-executive director of the Company will increase from Pound Sterling30,000 per annum to Pound Sterling33,000 per annum. Additional fees relating to the chairmanship of committees will remain unchanged.

Yours sincerely


/s/   P J Fellner
-------------------
Peter Fellner
CHAIRMAN

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



21st March 2003


Mr E Williams
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX
XXXXXXXXXX






Dear Mr Williams

Conditional on Completion as defined in the Undertaking relating to the offer by British Biotech PLC for RiboTargets Holdings PLC dated 21st March 2003 you will continue to act as a non-executive director of British Biotech PLC (the "Company") on the terms as set out in this letter.

1. Your appointment, which was effective from 26 January, 2001, will terminate on 25 January, 2004 at which time in accordance with the Combined Code, the Board of British Biotech PLC will review your appointment and a further term of office may be agreed.

2. The office of non-executive director will be held in accordance with the Company's articles of association as varied from time to time. Nothing in this letter will be taken to exclude or vary the Company's articles of association as they apply to you as a director of the Company. In particular, you will:

         (a) retire from office, but be eligible for reappointment at the next annual general meeting; and

         (b) subsequently be subject to the retirement of directors by rotation provisions in the Company's articles of association.

3. You are entitled to resign your position at any time, in accordance with the Company's articles of association, although the Company would normally expect at least one month's prior notice.

4. As a director, you will be expected to attend meetings of the Company's Board and of any Committees of the Board to which you may be appointed. At present there are six regular meetings of the Board of Directors each year, held normally in Oxford on dates agreed by the Board. These meetings normally commence at 10.00am and run until 3.00pm or 4.00pm.

         The nature of the Company's business necessitates additional meetings from time to time and, if required, these will be arranged at times convenient to a majority of the directors.

5. With effect from Completion the fees which shall be payable by the Company to non-executive directors are Pound Sterling30,000 per annum, which fee covers any and all preparation and attendance by you at full Board meetings or Committee Board meetings. If you carry out the role of chairman of the Remuneration or Nominations and Corporate Governance Committees you will be paid an additional fee of Pound Sterling5,000 per annum. If you carry out the role of chairman of the Audit Committee you will be paid an additional fee of Pound Sterling7,500 per annum.

6. In addition to your fees, the Company will reimburse out-of-pocket expenses properly and reasonably incurred by you in the performance of your duties including travel costs for attendance at meetings. I would ask that, wherever feasible, your claims for all out-of-pocket expenses are submitted with supporting documentation in accordance with the company's policy and practice.

7. As the Company is a publicly quoted company, all directors and their connected persons are subject to the rules on insider dealing and, in particular, to the requirements of the "Model Code" contained in The Listing Rules. Full details of these requirements and any other responsibilities related to your directorship can be explained by Tony Weir, Finance Director.

8. During your appointment you will have access to confidential information regarding the businesses and financial affairs of the Company and its subsidiaries. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain or which forms part of your own skill and knowledge.

9.       Your appointment will terminate on whichever is the earlier of:

         (a) the date of expiry of the term specified in paragraph 1; and

         (b) the date of your ceasing to be a director for any reason pursuant to the Company's articles of association or any other applicable rule or law.

10. The Company will obtain appropriate director's and officer's liability insurance for your benefit and maintain the cover in force for so long as you are a non-executive director of the Company.

I should be grateful if you would sign and return a copy of this letter to indicate your consent to serve as a director of British Biotech PLC.

Yours sincerely


/s/   A J Weir
---------------------
pp  Peter Fellner
CHAIRMAN

Accepted.








/s/   E Williams
---------------------
E Williams



March 21, 2003
---------------------
Dated

                               BRITISH BIOTECH PLC

        REGISTERED OFFICE: THAMES COURT, WATLINGTON ROAD, OXFORD OX4 6LY

                   REGISTERED IN ENGLAND AND WALES NO. 2304992



17th July, 2003


Mr E Williams
c/o Thames Court
Watlington Road
Oxford OX4 6LY






Dear Mr Williams

I am writing to confirm that with effect from the Merger (as defined in the draft Listing Particulars relating to the issue of new British Biotech plc shares dated 14th July 2003) becoming or being declared unconditional in all respects, the basic level of fees payable by British Biotech plc (the "COMPANY") to you as a non-executive director of the Company will increase from Pound Sterling30,000 per annum to Pound Sterling33,000 per annum. Additional fees relating to the chairmanship of committees will remain unchanged.

Yours sincerely


/s/   P J Fellner
--------------------
Peter Fellner
CHAIRMAN